              As filed with the Securities and Exchange Commission
                          on or about February 26, 2002

                                        REGISTRATION NO. 033-10675 AND 811-04935
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
      PRE-EFFECTIVE AMENDMENT NO.                                 [_]
      POST-EFFECTIVE AMENDMENT NO. 21                             [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
      AMENDMENT NO. 24                                            [X]


                               -------------------


                                FIRST EAGLE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -------------------

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000
                               -------------------

                                  ROBERT BRUNO
                        ARNHOLD AND S. BLEICHROEDER, INC.
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               -------------------

                                    COPY TO:
                             PAUL S. SCHREIBER, ESQ.
                               SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                               -------------------

      It is proposed that this filing will become effective (check appropriate box):

            [_] immediately upon filing pursuant to paragraph (b);
            [X] on March 1, 2002 pursuant to paragraph (b);
            [_] 60 days after filing pursuant to paragraph (a)(i);
            [_] on (date) pursuant to paragraph (a)(i);
            [_] 75 days after filing pursuant to paragraph (a)(ii);
            [_] on (date) pursuant to paragraph (a)(ii) of Rule 485.

      If appropriate, check the following box:
            [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -------------------

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of its common stock, par value $.01 per share. The Registrant last filed a Rule 24f-2 Notice on January 28, 2002.

--------------------------------------------------------------------------------

First Eagle Funds


First Eagle Fund of America
First Eagle International Fund



Prospectus
MARCH 1, 2002



Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC passed on the accuracy of this prospectus. It is a federal offense to claim otherwise.

Welcome to First Eagle Funds (the Funds), managed by Arnhold and S. Bleichroeder Advisers, Inc. (the Adviser), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. When you read this prospectus you will learn more about our Funds: First Eagle Fund of America and First Eagle International Fund. Each Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A.

Before you invest in a mutual fund, you need to know that all mutual funds have common attributes:

        o   Shares of the mutual fund can rise or fall in value.

        o   You could make money or lose money.

        o There is no guarantee that a fund will achieve its investment objective.

This prospectus tells you about our Funds. We urge you to read it very carefully before you decide to invest and ask that you keep it for future reference.

Table of Contents

                                                                Page
The Funds                                                          2
    About First Eagle Fund of America                              2
        Objective and Approach                                     2
        Related Risks                                              3
        The Fund's Performance                                     4
        The Fund's Fees and Expenses                               6
    About First Eagle International Fund                           8
        Objective and Approach                                     8
        Related Risks                                              9
        The Fund's Performance                                    10
        The Fund's Fees and Expenses                              12
Our Management Team                                               14
        The Adviser                                               14
        The Portfolio Managers                                    15
        Distribution and Shareholder Services Expenses            16
About Your Investment                                             17
    Choosing a Share Class                                        17
        Purchasing No-Load Class Y Shares                         17
        Purchasing Level-Load Class C Shares                      17
        Purchasing Front-End Load Class A Shares                  18
    How to Purchase Shares                                        20
        Where to Send Your Application                            20
        Our Automatic Investment Plan                             21
        How Fund Share Prices Are Calculated                      21
Once You Become a Shareholder                                     22
    Exchanging Your Shares                                        22
    Selling Your Shares                                           23
        How to Sell                                               23
        Receiving Dividends and Distributions                     26
    Information on Dividends, Distributions and Taxes             27
        General Information                                       27
        Federal Taxes                                             28
        Additional Information                                    28
Privacy Notice for Individual Shareholders                        29
Financial Highlights                                              33
Useful Shareholder Information                          (Back Cover)

THE FUNDS


              Let us tell you about the Funds.

ABOUT FIRST EAGLE FUND OF AMERICA


              OBJECTIVE AND APPROACH


              The investment objective of First Eagle Fund of America is capital appreciation. To achieve its objective, the Fund normally invests at least 80% of its assets in U.S. debt and equity securities and at least 65% of its assets in U.S. equities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Although no change is anticipated, the Fund's investment objective can be changed without shareholder approval. If ever a change is made, it will be done in the best interest of our shareholders.


              The Adviser uses a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. The approach looks at companies from the perspective of total enterprise value, as if buying the whole company. In a bottom-up approach, companies and securities are researched and chosen individually.

                                  Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund.

------------------------------------------
In an event-driven approach, the Adviser
looks for companies that appear to be
undervalued in relation to their potential
value in light of positive corporate
changes. Signals of corporate change
can be management changes, large
share repurchases, potential acquisitions
or mergers. If changes are successful,
these companies should realize a rise in
the stock price.
------------------------------------------

The Adviser invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

RELATED RISKS

Investing in First Eagle Fund of America involves various risks.

NON-DIVERSIFICATION RISK
First Eagle Fund of America is a non-diversified mutual fund. As such, an investment in First Eagle Fund of America may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.

MARKET RISK
In general, a fund's share price moves up and down over the short term in reaction to stock market movements. This means that an investor could lose money over short periods, and perhaps over longer periods during extended market downturns.

EVENT-DRIVEN STYLE RISK
The event-driven investment style used by the Fund carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

              THE FUND'S PERFORMANCE


              Many factors affect a fund's performance. The following bar chart illustrates the potential risks of investing in the no-load class Y shares of First Eagle Fund of America. It shows changes in the Fund's performance from year to year for the last ten years.



              Both the bar chart and the table following assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


              CALENDAR YEAR TOTAL RETURNS CHART
              FIRST EAGLE FUND OF AMERICA


                          (Numbers are in percentages)

                                 [GRAPH]

           '92      '93      '94      '95      '96      '97      '98      '99      '00      '01
No-load
Class Y
Shares     24.31    23.85    (2.60)   36.40    29.34    29.46    20.99    12.09     0.34     8.25


              For the periods presented in the bar chart above, here is some additional return information.


                   ------------------------------------------------------
                     Best Quarter          16.82%    Fourth Quarter 1998

                     Worst Quarter        (13.48)%   Third Quarter 1998
                   ------------------------------------------------------



              The investment performance for the last quarter of 2001 was 9.59%.



              The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Standard & Poor's 500 Stock Index.

The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index of the stocks of 500 U.S. companies. The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.



AVERAGE ANNUAL TOTAL RETURN COMPARISON
AS OF DECEMBER 31, 2001(1)



-------------------------------------------------------------------------------------
                                                              Life of      Life of
                               1 Year    5 Years   10 Years   Class C(3)   Class A(3)
-------------------------------------------------------------------------------------
 First Eagle Fund of America --
 Class Y Shares(2)
  Return Before Taxes           8.25%     13.78%    17.57%
  Return After Taxes on
    Distributions               7.68%     10.45%    13.55%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                 5.55%      9.86%    12.81%
 Class C Shares
  Return Before Taxes           6.32%       n/a       n/a       7.34%
 Class A Shares
  Return Before Taxes           2.82%       n/a       n/a                     6.31%
Standard & Poors 500 Stock
 Index (reflects no deduction
 for fees, expenses or taxes) (11.91)%    10.68%    12.92%      3.77%         0.83%
-------------------------------------------------------------------------------------



(1) After-tax returns presented only for no-load class Y shares.
    After-tax returns for level-load C shares and front-end load class A shares will vary.



(2) After-tax returns are calculated using the highest individual federal income tax rate for each year in the presentation (currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains). Such returns do not reflect the effect of state and local taxes. Your actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(3) Inception of level-load class C shares on March 2, 1998.
    Inception of front-end load class A shares on November 20, 1998.

              THE FUND'S FEES AND EXPENSES

              The following table describes the fees and expenses you may pay if you buy and hold shares of First Eagle Fund of America. The Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A. The difference between the share classes goes beyond sales charges. The charges and fees you pay for all three classes affect the returns of your investment.


              Shareholder fees are paid directly from your investment. Operating expenses are paid from First Eagle Fund of America's assets and are paid by shareholders indirectly. The expenses in the table below are based on figures from the fiscal year ended October 31, 2001.


                   ----------------------------------------------------------------------
                                                                            Front-end
                                                       No-load   Level-load   load
                    Class                                Y          C           A
                   ----------------------------------------------------------------------
                    SHAREHOLDER FEES
                    Maximum sales charge (load) on
                     purchases as a percentage of
                     offering price                      None       None        5.00%
                    Maximum deferred sales charge
                     (load) as a percentage of the
                     lesser of your purchase or
                     redemption price                    None      1.00%         None
                    Redemption fee                       None       None         None
                    Exchange fee                         None       None         None

                    ANNUAL OPERATING EXPENSES
                    Management fees                     1.00%      1.00%        1.00%
                    Distribution (12b-1) fees            None      0.75%        0.25%
                    Service fees                        0.25%      0.25%        0.25%
                    Other expenses                      0.18%      0.18%        0.18%
                                                        -----      -----        -----
                    Total annual operating expenses     1.43%      2.18%        1.68%
                   -------------------------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example shows what your expenses would be if you invested $10,000 over the time periods indicated. We assume that you reinvest all distributions, that the average annual return is 5%, and that operating expenses remain the same. The example does not represent First Eagle Fund of America's actual past or future expenses and returns.

You would pay the following expenses if you sold your shares at the end of the following periods:

---------------------------------------------------------------
                          1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------

No-load
 class Y shares            $146    $  452    $  782     $1,713
Level-load
 class C shares            $321    $  682    $1,169     $2,513
Front-end load
 class A shares            $662    $1,003    $1,367     $2,388
---------------------------------------------------------------

Since only level-load class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load class C shares at the end of the following periods:

---------------------------------------------------------------
                          1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------

Level-load
 class C shares            $221     $682     $1,169     $2,513
---------------------------------------------------------------

ABOUT FIRST EAGLE INTERNATIONAL FUND

              OBJECTIVE AND APPROACH


              The investment objective of First Eagle International Fund is capital appreciation. To achieve its objective, the Fund normally invests at least 80% of its assets in equity securities issued by non-U.S. companies from at least three different countries. Equity securities include common stocks, preferred stocks, convertible securities, and warrants. Although no change is anticipated, the Fund's investment objective can be changed without shareholder approval. If ever a change is made, it will be done in the best interest of our shareholders.


              The Adviser uses a bottom-up approach to stock selection. Through in-depth research, we seek to find sound companies and investment opportunities wherever they exist, regardless of national boundaries. Consideration is given to companies with a wide range of market capitalizations. We seek to find value before the marketplace recognizes it by applying a business owner's approach to valuation.

              ----------------------------------------------
              In a bottom-up approach, securities are
              researched and chosen individually.
              ----------------------------------------------

              Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund. The Adviser invests in companies that it believes are undervalued relative to the issuing company's overall financial and managerial strength. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

              First Eagle International Fund may invest to a lesser extent in currency forwards and futures contracts to manage the risks of local currency fluctuations. The Fund generally uses these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell. The contracts are also used to hedge the U.S.

dollar value of foreign securities already owned, particularly if the Fund expects a decline in the value of the foreign currency.

RELATED RISKS

Investing in First Eagle International Fund involves various risks.

FOREIGN EQUITY SECURITIES RISK
Investing in non-U.S. equity securities involves special risks including currency exchange rate fluctuation, revaluation of currencies, and different financial disclosure practices. In addition, non-U.S. markets are generally less developed than the U.S. market. Share price volatility may be greater due to political, economic, or market instability.

NON-DIVERSIFICATION RISK
First Eagle International Fund is a non-diversified mutual fund. As such, an investment in First Eagle International Fund may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.

MARKET RISK
In general, a fund's share price moves up and down over the short term in reaction to stock market movements. This means that an investor could lose money over short periods, and perhaps over longer periods during extended market downturns.

CURRENCY FORWARDS AND FUTURES RISK
First Eagle International Fund may invest to a lesser extent in currency forwards and futures to manage the risks of local currency fluctuations. The success of these strategies depends upon the Adviser's ability to predict future exchange rate differences between foreign currencies and the U.S. dollar.

              THE FUND'S PERFORMANCE


              Many factors affect a fund's performance. The following bar chart illustrates the potential risks of investing in no-load class Y shares of First Eagle International Fund only. It shows changes in the Fund's performance from year to year since its first full year of performance.



              Both the bar chart and the table following assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.


              CALENDAR YEAR TOTAL RETURNS CHART
              FIRST EAGLE INTERNATIONAL FUND


                          (Numbers are in percentages)

                                 [GRAPH]

           '95      '96      '97      '98      '99      '00      '01
No-load
Class Y
Shares     11.63    15.92    9.26     12.95    16.78    (8.26)   (30.26)


              For the periods presented in the bar chart above, here is some additional return information.


                   --------------------------------------------------
                    Best Quarter       22.91%     Fourth Quarter 1999
                    Worst Quarter     (20.81)%    Third Quarter 1998
                   --------------------------------------------------



              The investment performance for the last quarter of 2001 was 1.94%.



              The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index is a widely followed unmanaged group of stocks from 21 international markets.
The before-tax figures in the table assume that you sold your shares at the end of each period, and all figures reflect the effect of the maximum applicable sales charge.



AVERAGE ANNUAL TOTAL RETURN COMPARISON
AS OF DECEMBER 31, 2001(1)



-----------------------------------------------------------------------------------
                                              Life of       Life of       Life of
                        1 Year    5 Years   Class Y(3)    Class C(3)    Class A(3)
-----------------------------------------------------------------------------------
First Eagle International Fund --
 Class Y Shares(2)
  Return Before Taxes  (30.26)%   (1.61)%      2.17%
  Return After Taxes
    on Distributions   (30.26)%   (4.22)%      0.09%
  Return After Taxes
    on Distributions
    and Sale of
    Fund Shares        (18.43)%   (1.86)%      1.19%
 Class C Shares
  Return Before Taxes  (31.39)%     n/a                     (7.25)%
 Class A Shares
  Return Before Taxes  (33.94)%     n/a                                   (9.74)%
MSCI EAFE Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)            (21.44)%    0.89%       3.28%        (0.54)%       (5.30)%
-----------------------------------------------------------------------------------






(1) After-tax returns presented only for no-load class Y shares.
    After-tax returns for level-load C shares and front-end load class A shares will vary.



(2) After-tax returns are calculated using the highest individual federal income tax rate for each year in the presentation (currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains). Such returns do not reflect the effect of state and local taxes. Your actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(3) Inception of no-load class Y shares on April 4, 1994.
    Inception of level-load class C shares on March 2, 1998.
    Inception of front-end load class A shares on March 11, 1999.

              THE FUND'S FEES AND EXPENSES

              The following table describes the fees and expenses you may pay if you buy and hold shares of First Eagle International Fund. The Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A. The difference between the share classes goes beyond sales charges. The charges and fees you pay for all three classes affect the returns of your investment.


              Shareholder fees are paid directly from your investment. Operating expenses are paid from First Eagle International Fund's assets and are paid by shareholders indirectly. The expenses in the table below are based on figures from the fiscal year ended October 31, 2001.



                   -------------------------------------------------------------------
                                                                             Front-end
                                                        No-load  Level-load    load
                    Class                                  Y         C           A
                   -------------------------------------------------------------------
                    SHAREHOLDER FEES
                    Maximum sales charge (load) on
                     purchases as a percentage of
                     offering price                      None       None       5.00%
                    Maximum deferred sales charge
                     (load) as a percentage of the
                     lesser of your purchase or
                     redemption price                    None      1.00%       None
                    Redemption fee (as a percentage of
                     the lesser of your purchase price
                     or the amount redeemed within 30
                     days of purchase)                   2.00%     2.00%       2.00%
                    Exchange fee                         None       None       None

                    ANNUAL OPERATING EXPENSES
                    Management fees                      1.00%     1.00%       1.00%
                    Distribution (12b-1) fees            None      0.75%       0.25%
                    Service fees                         0.25%     0.25%       0.25%
                    Other expenses                       1.19%     1.19%       1.25%
                                                        -----      -----        -----
                    Total annual operating expenses      2.44%     3.19%       2.75%
                   -------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The hypothetical example shows what your expenses would be if you invested $10,000 over the time periods indicated. We assume that you reinvest all distributions, that the average annual return is 5%, and that operating expenses remain the same.

The example does not represent First Eagle International Fund's actual past or future expenses and returns.

You would pay the following expenses if you sold your shares at the end of the following periods:


                           1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------
 No-load
  class Y shares            $247        $ 761       $1,301        $2,776
 Level-load
  class C shares            $422        $ 983       $1,669        $3,494
 Front-end load
  class A shares            $764       $1,311       $1,882        $3,426
-------------------------------------------------------------------------


Since only level-load class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load class C shares at the end of the following periods:


                           1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------
 Level-load
  class C shares            $322        $983        $1,669        $3,494
-------------------------------------------------------------------------

OUR MANAGEMENT TEAM

              THE ADVISER


              The Adviser of First Eagle Funds is Arnhold and S. Bleichroeder Advisers, Inc., a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (ASB Holdings). ASB Holdings is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder Holdings, Inc. ASB Holdings has used its experience and worldwide contacts to provide, directly or through its affiliates, asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.


              Over the years, we have always pursued superior investment opportunities for our clients. Our goal in managing the First Eagle Funds is to provide our fellow investors with quality long-term returns. But these returns do not come easily. We put all of our energy into serving investors who desire long-term growth instead of those who desire a quick gain. Essentially, we believe that the results of our investment style will encourage you to keep investing with us through the years.

              Our philosophy is quite simple. We base our investment decisions on a few basic principles:

                   The best way to manage risk is company by company. Investing in fundamentally sound companies should reduce investment risks and should lead to the potential for superior returns.

                   Valuation is only half of the story. We look for companies that we perceive to be undervalued and that have the potential to grow in the future.

                   We think like business owners. Instead of concentrating on the earnings (price to earnings ratio) of a company, we scrutinize the whole company and examine its cash flow as though we were actually buying the business.

These simple guiding principles have led to the past success of our Funds and the past success of our shareholders. Nothing is possible, though, without tireless research. Our company continues research long after we make our initial investment. We continually search for the best opportunities and select what we believe to be the most promising companies.

The Adviser is responsible for the continuous supervision and management of the Funds under the direction of the Board of Trustees. Each Fund pays the Adviser a monthly fee at the annual rate of 1.00% of its average daily net assets for its advisory services.

THE PORTFOLIO MANAGERS


Harold J. Levy has been portfolio manager of First Eagle Fund of America since its inception in April 1987, and David L. Cohen has been portfolio manager of First Eagle Fund of America since 1989. Mr. Levy and Mr. Cohen are also the principal owners of Iridian Asset Management LLC (Iridian), which they formed in November 1995. ASB Holdings owns 27.5% of Iridian. Mr. Levy began his career at ASB Holdings in 1985, and Mr. Cohen began his career at ASB Holdings in 1989. Currently, they are employed by the Adviser to serve as co-portfolio managers for First Eagle Fund of America.

              Arthur F. Lerner has been the portfolio manager of First Eagle International Fund since its inception in April 1994. He is a Senior Vice President of ASB Holdings and has been with the firm since 1969.


              DISTRIBUTION AND SHAREHOLDER
              SERVICES EXPENSES


              Arnhold and S. Bleichroeder, Inc. (ASB) is the distributor of the Funds and, like the Adviser, is a wholly owned subsidiary of ASB Holdings. For providing shareholder and administrative services, ASB receives a service fee as compensation.


              To pay for the cost of promoting the Funds and servicing your shareholder account, level-load class C and front-end load class A shares of the Funds have adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time, the fees will increase your cost of investing and may cost you more than paying other types of sales charges. Other broker-dealers who sell the Funds' shares may receive a portion of this fee as compensation for services they provide. The following table shows the distribution and service fees associated with investing in each class of shares.

              FIRST EAGLE FUND OF AMERICA AND
              FIRST EAGLE INTERNATIONAL FUND

              ----------------------------------------------------------------------
                                             Distribution Fee
                                                (12b-1)                 Service Fee
              ----------------------------------------------------------------------
               No-load class Y                        None                 0.25%
               Level-load class C                     0.75%                0.25%
               Front-end load class A                 0.25%                0.25%
              ----------------------------------------------------------------------

       ABOUT YOUR INVESTMENT

              Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

       CHOOSING A SHARE CLASS

              The following section describes the share classes in greater detail. Please read it carefully to decide which class is best for you.

              PURCHASING NO-LOAD CLASS Y SHARES
              IF YOU INVEST ON YOUR OWN OR SEEK PROFESSIONAL GUIDANCE

              You can purchase no-load class Y shares directly from us or through an investment professional. An investment professional can purchase class Y shares for you, and you may have to pay a fee to compensate the professional if you choose to seek advice. Our class Y shares have no sales charges or distribution fees, but do have an annual 0.25% service fee. We issue your shares at net asset value after we receive your initial investment and completed application. Class Y shares are also available through 401(k) plans.

              PURCHASING LEVEL-LOAD CLASS C SHARES
              IF YOU SEEK PROFESSIONAL GUIDANCE

              You can purchase level-load class C shares at net asset value through an investment professional. The shares carry an annual 0.25% service fee and an annual 0.75% Rule 12b-1 fee. You do not have to pay sales charges on class C shares. However, you may pay a contingent deferred sales charge equal to 1% of the original purchase price or the current market value, whichever is lower, if you sell your shares within the first year of purchase. Class C shares are also available through 401(k) plans.

              Investors purchasing class C shares in connection with participant directed retirement plans, such as 401(k) plans, will not be subject to a 1% contingent deferred sales charge. Distributors of shares of the Funds are normally paid an initial 1% fee on the sale of class C shares. Distributors of class C shares that are not subject to a 1% contingent deferred sales charge will be paid the distribution fee and the service fee on a quarterly basis.

              PURCHASING FRONT-END LOAD CLASS A SHARES
              IF YOU SEEK PROFESSIONAL GUIDANCE

              You can purchase front-end load class A shares through an investment professional at net asset value plus an initial sales charge as shown in the table below. Class A shares also carry an annual 0.25% service fee and an annual 0.25% Rule 12b-1 fee.

-----------------------------------------------------------------------------------------
                                               Sales Charge as a % of
                        Class A Shares        ------------------------   Dealer Allowance
                            Dollars           Offering      Net Amount   as a % of
                           Invested           Price         Invested     Offering Price
-----------------------------------------------------------------------------------------
                    Less than $25,000           5.00%          5.26%           4.50%
                    $25,000 but
                     less than $50,000          4.50           4.71            4.25
                    $50,000 but less than
                     $100,000                   4.00           4.17            3.75
                    $100,000 but
                     less than $250,000         3.25           3.36            3.00
                    $250,000 but
                     less than $500,000         2.50           2.56            2.25
                    $500,000 but
                     less than $1,000,000       1.50           1.52            1.25
                    $1,000,000 and over         0.00           0.00            0.00
-----------------------------------------------------------------------------------------

              Class A shares are also available through 401(k) plans, other qualified employee benefit plans and broker-dealer wrap programs. These purchases are free of sales charges. You may also qualify for a quantity discount (the total of your investments in class A shares of both Funds) on each new purchase of class A shares. Ask your investment professional to see if you qualify.

YOU MAY BE ELIGIBLE FOR A DISCOUNT
You can receive a quantity discount without purchasing your shares all at once. If you intend to purchase a large dollar amount over a 13-month period to qualify for a discount, you can complete a 'letter of intent' form. Once we receive the letter, we will give you the discount and place any purchases you make into escrow until you have purchased the intended quantity.

If you do not make the required purchase within the 13-month time frame, we will deduct any sales charges from the escrow shares.

DEALER REALLOWANCE
ASB, the distributor, normally pays broker-dealers 4.50% of the 5.00% maximum sales charge. At times, ASB reallows broker-dealers the remaining portion of the full sales charge.

Shares of the various classes of the Funds may be offered outside the United States. These shares may be subject to different sales charges.

       HOW TO PURCHASE SHARES


              You can make an investment in the Funds on any Business Day, which is any day the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchase orders received in good order are executed at the next calculated net asset value. Incomplete orders and orders that are not paid for in a timely manner are returned. Your investments are subject to the minimums described in the table below.

                   Minimum Investment                 Initial   Additional
                   Regular accounts                   $1,000       $100
                   IRAs                               $  500    No minimum
                   Retirement plans, such as 401(k)   $  500    No minimum
                   Employees of ASB Holdings          $  500    No minimum


              WHERE TO SEND YOUR APPLICATION


              If you are purchasing no-load class Y shares, send your completed application and your check or money order to the address listed on the application. If you wish to purchase your shares and pay for them through a federal funds wire, fax your application to the Funds' transfer agent at (816) 843-4039 and call the transfer agent at (800) 451-3623 to place your wire order. If you are purchasing level-load class C or front-end load class A shares, give your purchase request and your check or money order to your investment professional.

OUR AUTOMATIC INVESTMENT PLAN

If you are investing directly with the Funds, additional investments can also be made using our Automatic Investment Plan, which deducts the amount you designate directly from your checking or savings account. See the 'Optional Shareholder Privileges' section on the application or you can call (800) 451-3623 to obtain more information on this service.

HOW FUND SHARE PRICES ARE CALCULATED


Net asset value for each share class is determined as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time).


For front-end load class A shares, the net asset value plus any front-end sales charge equals the offering price.

----------------------------------------------
Net Asset Value = A Fund's total assets
less any liabilities [div] shares outstanding.
----------------------------------------------

The Funds use market quotes to price their securities. Non-U.S. securities are valued based on quotes from their primary trading market and converted into U.S. dollars. Securities that are otherwise not readily marketable, are restricted as to resale, or for which market quotations are not readily available, are valued at fair value under procedures adopted by the Board of Trustees.

Portfolio securities of the Funds that are traded on non-U.S.
stock exchanges may trade on weekends and holidays when the Funds' net asset values are not calculated and when shares of the Funds cannot be purchased or redeemed.

       ONCE YOU BECOME
       A SHAREHOLDER

              After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

       EXCHANGING YOUR SHARES


              You may exchange your shares in any class of one First Eagle Fund for shares of the same class in the other First Eagle Fund. In addition, you may exchange your shares of class A and class C of one First Eagle Fund for the same class of any of the funds offered by First Eagle SoGen Funds, Inc. Class Y shares of one First Eagle Fund may be exchanged for class A shares of any First Eagle SoGen Fund (if you are exchanging class Y shares valued at less than $1,000,000) or class I shares of any First Eagle SoGen Fund (if you are exchanging class Y shares valued at $1,000,000 or more). Shares received in an exchange will not be subject to any sales charges in connection with the exchange, except in the case of class Y shareholders of a First Eagle Fund exchanging for class A shares of a First Eagle SoGen Fund, whose shares will be subject to the front-end sales load applicable to that First Eagle SoGen Fund.



              Shares will be exchanged at their respective net asset values per share computed as of the close of trading on the NYSE on the day the exchange is requested. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made. In addition, because you may be subject to different fees, expenses and shareholder policies following an exchange, you should carefully review the prospectus of the fund into which you plan to exchange. Exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges, to effect exchanges, or to request a prospectus for a First Eagle SoGen Fund, contact the Trust at (800) 451-3623. You can make up to six exchanges in any 12-month period.


SELLING YOUR SHARES

              You can access your investment at any time by selling your shares on any Business Day.

              HOW TO SELL

              WRITTEN REQUESTS

              To sell your shares, please submit a written request to the Funds' transfer agent or to your investment professional and sign it exactly as the account is registered.

              New shareholders do not receive share certificates. However, if you already have a certificate, sign it and return it to the transfer agent. Remember that there needs to be a signature for every name that appears on the certificate.

              In some instances, a signature guarantee may be required. These include:


                   Redemption payments over $100,000.


                   Redemption payments sent to addresses different from the one we have on record.

                   Changes in registration.

              We reserve the right to change the guarantee requirements from time to time. A signature guarantee must be from a member of the Signature Guarantee Medallion Program (generally, a bank, trust company, savings and loan association or any broker or securities dealer) for each person whose name is on the account.

              If a corporation, partnership, trust, or fiduciary owns the certificate, written evidence of their authority must be submitted.

              TELEPHONE REQUESTS
              You can also request to sell your shares by telephone by calling
              (800) 451-3623 on any Business Day. For security purposes we will ask you to provide proper identification and to verify account information before we can honor your telephone request.

              We employ reasonable procedures to confirm that all telephone requests are genuine, but neither the Funds nor the transfer agent are responsible for the authenticity of these requests. Therefore, you will have to bear any loss due to telephone requests made in your name. Telephone calls may be recorded for your protection.

              DETERMINING YOUR SELLING PRICE
              After we receive your request, we will sell your shares at the next determined net asset value. If you are selling shares that you have recently purchased by check or by using the Automatic Investment Plan, we will hold the proceeds of your sale until your payment clears. This may take up to 10 Business Days.

              SALES PROCEEDS
              We normally mail proceeds for shares you have sold to the address we have on record. We mail checks within 7 days after we receive your request.

If your sales proceeds exceed $5,000, you can choose to have them deposited into a bank account through a federal funds wire. You can indicate this option on your application. Or, you can submit a signature guaranteed written request at a later date. Proceeds sent by bank wire should be credited on the Business Day following the redemption; however, a $7.50 fee will be deducted from such proceeds.


The Funds may suspend payments under certain emergency conditions when allowed by the SEC.

FIRST EAGLE INTERNATIONAL FUND'S REDEMPTION FEE
First Eagle International Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial purchases and sales of portfolio investments that can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of portfolio securities held by the Fund at the worst possible time as far as long-term investors are concerned. These short-term transactions affect all shareholders by increasing transaction costs. Because of this, if you sell First Eagle International Fund shares within one month of purchase, you will pay a 2% redemption fee on the lesser of your purchase price or the amount redeemed. This fee applies to all three share classes of First Eagle International Fund. The redemption fee is retained by the Fund.

              Shares purchased through 401(k) plans are excluded from the redemption fees.

              REDEMPTIONS IN KIND

              The Funds normally pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value, whichever is less. We reserve the right to make higher redemption payments to you in the form of marketable securities. This is called a 'redemption in kind.' You will pay any applicable sales charge or other fees when you sell these securities.

              INVOLUNTARY SALE

              To reduce expenses, we may sell your shares and close your account if the value of your account falls below $500. We will give you 60 days' notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise your account value to the $500 minimum to avoid closing the account.

              RECEIVING DIVIDENDS AND DISTRIBUTIONS

              We expect to pay dividends and distribute any net capital gains annually. Because First Eagle Funds invest primarily in equity securities and with a long-term outlook, generally there are more capital gains distributions than investment income dividend distributions.

              All dividend and distribution payments are reinvested at the net asset value of the Fund in which you currently hold shares, unless you elect to receive distributions in cash. To receive a distribution in cash, simply submit a written request more than 5 Business

              Days before we make the payment. We may elect to make distributions more frequently.

INFORMATION ON DIVIDENDS,
DISTRIBUTIONS AND TAXES

              Tax issues can be complicated. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

              GENERAL INFORMATION


              The Funds may make both dividend and capital gains distributions. Both dividends and short-term capital gain distributions are taxed as ordinary income and are currently subject to a maximum federal income rate of 38.6% for individual shareholders. Long-term capital gain distributions are taxed at a maximum rate of 20%. Distributions of capital gains may be taxed at different rates depending on the length of time the Fund holds the assets to which such gains relate.



                                 Dividends and distributions are generally taxable whether they are taken in cash or reinvested. Any dividends and distributions declared in October, November or December and paid in January are taxable as though they were paid on December 31st.

----------------------------------------
A dividend is a payment of net
investment income. A distribution is the
payment of capital gains.
----------------------------------------

              Remember that exchanges of Fund shares are considered sales and any gains may be taxable.

              FEDERAL TAXES

              Federal tax laws require us to withhold 30% (subject to phased-in reductions) of ordinary income dividends, capital gain distributions, and sales proceeds from shareholders who do not furnish their correct tax identification numbers on IRS Form W-9 or Form W-8 for non-U.S. investors and otherwise fail to comply with the applicable backup withholding rules.



              ADDITIONAL INFORMATION



              By January 31st of each year, we will mail you a statement showing the tax status of your dividends and distributions for the prior year.



              There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the SAI for more information.



                                 No person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Adviser or ASB, the distributor. This prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, any of the securities of the Funds in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.



----------------------------------------
When you sell your shares, your tax
basis is the total of your cash
investments plus dividends and
distributions that have been reinvested,
less any return of capital.
----------------------------------------

       PRIVACY NOTICE FOR
       INDIVIDUAL SHAREHOLDERS


              First Eagle Funds (the Trust) is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.



              WHY THIS PRIVACY POLICY APPLIES TO YOU



              You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.



              WHAT WE DO TO PROTECT YOUR PERSONAL
              INFORMATION



              We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

              PERSONAL INFORMATION THAT WE COLLECT AND
              MAY DISCLOSE



              As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:



                   Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;



                   Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and



                   Information from public records we may access in the ordinary course of business.



              CATEGORIES OF AFFILIATES TO WHOM WE MAY
              DISCLOSE PERSONAL INFORMATION



              We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc.



              WHEN WE MAY DISCLOSE YOUR PERSONAL
              INFORMATION TO UNAFFILIATED THIRD PARTIES



              We will only share your personal information collected, as described above, with unaffiliated third parties:



                   At your request;



                   When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);



     With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or



     When required by law to disclose such information to appropriate authorities.



We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.



WHAT WE DO WITH PERSONAL INFORMATION ABOUT
OUR FORMER CUSTOMERS



If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL_ HIGHLIGHTS


The following tables are intended to help you understand the Funds' financial performance for the past 5 fiscal years. The information has been audited by KPMG LLP, whose report concerning these highlights appears in the Annual Report dated October 31, 2001. This information should be read in conjunction with the Statement of Additional Information (SAI), which is available on request. Through February 28, 1998, the Funds issued only one class of shares, currently called class Y shares. Class C shares commenced investment operations on March 2, 1998. Class A shares commenced investment operations on November 20, 1998 for First Eagle Fund of America and on March 11, 1999 for First Eagle International Fund. Remember that past performance is not an indication of future performance.



                                                                              33

                              FINANCIAL HIGHLIGHTS


-------------------------------------------------------------------------------------------------------------------
                                                                                                       For the year
                                                                                                          ended
                                                                                                       October 31,
                                                         For the year ended October 31, 2001               2000
                                                     --------------------------------------------      ------------
                                                       Class Y          Class C         Class A          Class Y
-------------------------------------------------------------------------------------------------------------------
FIRST EAGLE FUND OF AMERICA
 CLASS Y, C AND A SHARES
SELECTED PER SHARE DATA
Net asset value, beginning of year................   $      20.07      $    19.62      $    19.98      $      20.46
Income from investment operations:
 Net investment (loss)/income.....................          (0.06)          (0.21)          (0.11)            (0.03)
 Net realized and unrealized gain.................           1.01            0.98            1.00              1.18
                                                     ------------      ----------      ----------      ------------
 Total income from investment operations..........           0.95            0.77            0.89              1.15
                                                     ------------      ----------      ----------      ------------
Less distributions from:
 Net realized gain................................          (0.15)          (0.15)          (0.15)            (1.54)
                                                     ------------      ----------      ----------      ------------
 Total distributions..............................          (0.15)          (0.15)          (0.15)            (1.54)
                                                     ------------      ----------      ----------      ------------
   Net asset value, end of year...................   $      20.87      $    20.24      $    20.72      $      20.07
                                                     ------------      ----------      ----------      ------------
                                                     ------------      ----------      ----------      ------------
Total Return......................................            4.8 %           4.0 %           4.5 %             6.1 %
Net assets, end of year...........................   $392,610,975      $5,937,804      $1,381,403      $377,015,833
Ratios to Average Net Assets:
 Expenses(1)......................................            1.4 %           2.2 %           1.7 %             1.4 %
 Net investment (loss)/income.....................           (0.3)%          (1.0)%          (0.5)%            (0.2)%
Portfolio turnover rate...........................             83 %            83 %            83 %              55 %
-------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                                                                      For the year
                                                                                                         ended
                                                                                                      October 31,
                                                           For the year ended October 31, 2001            2000
                                                          --------------------------------------      ------------
                                                            Class Y        Class C       Class A        Class Y
------------------------------------------------------------------------------------------------------------------
FIRST EAGLE INTERNATIONAL FUND
 CLASS Y, C AND A SHARES
SELECTED PER SHARE DATA
Net asset value, beginning of year.....................   $     15.71      $  15.35      $15.64       $     16.18
Income from investment operations:
 Net investment (loss)/income..........................         (0.09)        (0.17)      (0.14)            (0.13)
 Net realized and unrealized (loss)/gain...............         (4.03)        (3.88)      (3.98)             1.07
                                                          -----------      --------      -------      -----------
 Total (loss)/income from investment operations........         (4.12)        (4.05)      (4.12)             0.94
                                                          -----------      --------      -------      -----------
Less distributions from:
 Net realized gain.....................................         (2.79)        (2.79)      (2.79)            (1.41)
                                                          -----------      --------      -------      -----------
 Total distributions...................................         (2.79)        (2.79)      (2.79)            (1.41)
                                                          -----------      --------      -------      -----------
   Net asset value, end of year........................   $      8.80      $   8.50      $ 8.73       $     15.71
                                                          -----------      --------      -------      -----------
                                                          -----------      --------      -------      -----------
Total Return...........................................         (31.0)%       (31.4)%     (31.2)%             5.9 %
Net assets, end of year................................   $21,008,195      $429,179      $53,537      $34,980,660
Ratios to Average Net Assets:
 Expenses(2)...........................................           2.4 %         3.2 %       2.8 %             2.1 %
 Net investment (loss)/income..........................         (0.08)%        (1.6)%      (1.2)%            (0.7)%
Portfolio turnover rate................................            68 %          68 %        68 %             120 %


------------

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits for class Y shares was 1.4%, for class C shares was 2.2% and for class A shares was 3.0%. Effective November 1, 2000, the Fund no longer receives earnings credits to offset expenses.


(2) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits for class Y shares was 2.2%, for class C shares was 3.0% and for class A shares was 2.5%. Effective November 1, 2000, the Fund no longer receives earnings credits to offset expenses.


34

    -------------------------------------------------------------------------------------------------------------------
                                                             November 20,                    March 2,
          For the year          For the year     For the        1998*        For the year      1998*       For the year
              ended                ended       year ended      through          ended         through         ended
           October 31,          October 31,    October 31,   October 31,     October 31,    October 31,    October 31,
              2000                  1999          1999           1999            1998          1998            1997
    -------------------------   ------------   -----------   ------------    ------------   -----------    ------------
     Class C        Class A       Class Y        Class C       Class A         Class Y       Class C         Class Y
    -------------------------------------------------------------------------------------------------------------------
    $    20.18    $    20.42    $      21.53   $    21.43     $    20.33     $      20.59    $  21.07      $      17.97
         (0.17)        (0.08)           0.07        (0.20)         (0.09)           (0.08)      (0.16)            (0.06)
          1.15          1.18            2.45         2.54           1.93             3.62        0.52              5.31
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
          0.98          1.10            2.52         2.34           1.84             3.54        0.36              5.25
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
         (1.54)        (1.54)          (3.59)       (3.59)         (1.75)           (2.60)         --             (2.63)
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
         (1.54)        (1.54)          (3.59)       (3.59)         (1.75)           (2.60)         --             (2.63)
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
    $    19.62    $    19.98    $      20.46   $    20.18     $    20.42     $      21.53    $  21.43      $      20.59
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
           5.2 %         5.8 %          12.1 %       11.2 %          8.6 %'D''D'     19.2 %       1.7 %'D''D'      31.0%
    $6,884,260    $1,241,295    $536,157,945   $19,601,461    $1,670,284     $391,797,350    $674,944      $254,438,325
           2.2 %         1.7 %           1.4 %        2.1 %          1.6 %'D'         1.5 %       2.2 %'D'          1.7 %
          (0.9)%        (0.4)%           0.3 %       (0.9)%         (0.4)%'D'        (0.4)%      (1.1)%'D'         (0.3)%
            55 %          55 %            89 %         89 %           89 %             83 %        83 %              98 %
    -------------------------------------------------------------------------------------------------------------------



    -------------------------------------------------------------------------------------------------------------------
                                                                                                             For the
                                                              March 11,                      March 2,      period from
          For the year          For the year     For the        1999*        For the year      1998*       January 1,
              ended                ended       year ended      through          ended         through        through
           October 31,          October 31,    October 31,   October 31,     October 31,    October 31,    October 31,
              2000                  1999          1999           1999            1998          1998            1997
    -------------------------   ------------   -----------   ------------    ------------   -----------    ------------
     Class C        Class A       Class Y        Class C       Class A         Class Y       Class C         Class Y
    -------------------------------------------------------------------------------------------------------------------
    $    15.95    $    16.15    $      16.09   $    16.01     $    15.06     $      16.17    $  16.90      $      15.04

         (0.25)        (0.17)          (0.17)       (0.29)         (0.15)           (0.06)       0.84             (0.12)
          1.06          1.07            1.60         1.57           1.24             0.95       (1.73)             1.25
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
          0.81          0.90            1.43         1.28           1.09             0.89       (0.89)             1.13
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------

         (1.41)        (1.41)          (1.34)       (1.34)            --            (0.97)         --                --
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
         (1.41)        (1.41)          (1.34)       (1.34)            --            (0.97)         --                --
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
    $    15.35    $    15.64    $      16.18   $    15.95     $    16.15     $      16.09    $  16.01      $      16.17
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
    ----------    -----------   ------------   -----------    ----------     ------------    --------      ------------
           5.1 %         5.7 %           9.4 %        8.4%           7.2 %'D''D'      5.8 %      (5.3)%'D''D'       7.5 %'D''D'
    $  733,877    $   74,161    $ 34,781,555   $  745,850     $   72,305     $ 38,222,433    $307,738      $ 36,320,210
           2.9 %         2.4 %           2.4 %        3.2 %          2.7 %'D'         2.4 %       2.9 %'D'          2.3 %'D'
          (1.5)%        (1.0)%          (1.1)%       (1.9)%         (1.6)%'D'        (0.5)%       7.0 %'D'         (1.0)%'D'
           120 %         120 %            87 %         87 %           87 %             85 %        85 %              54 %


------------
 * Commencement of investment operations
 'D' Annualized
'D''D' Total return not annualized

USEFUL SHAREHOLDER INFORMATION

How to Obtain Our Shareholder Reports

We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. It also contains audited financial statements by the Funds' independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this prospectus is available to you without charge from us. You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You also may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 1-800-SEC-0330.

How to Reach First Eagle Funds

You can send all requests for information or transactions to:

        First Eagle Funds
        P.O. Box 219504
        Kansas City, MO 64121-9504

You can contact us by telephone at (800) 451-3623.

--------------------------------------------------------------------------------
You can also reach us for any reason by visiting our website at:
http://www.firsteaglefunds.com

Distributor                           Investment Adviser
Arnhold and S. Bleichroeder, Inc.     Arnhold and S. Bleichroeder Advisers, Inc.
1345 Avenue of the Americas           1345 Avenue of the Americas
New York, NY 10105                    New York, NY 10105



Investment Company Act File Number: 811-04935

                               FIRST EAGLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2002


    FIRST EAGLE FUNDS (the 'Trust') is a registered investment company, a 'mutual fund,' that offers investors two investment alternatives, First Eagle Fund of America and First Eagle International Fund.


    The address of the Trust, its adviser and its distributor is 1345 Avenue of the Americas, New York, New York 10105. The Trust's telephone number is (212) 698-3000 or (888) 482-5667. Both the Trust's adviser and its distributor are wholly owned subsidiaries of Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings'), a privately owned holding company organized under the laws of New York.



    FIRST EAGLE FUND OF AMERICA is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle Fund of America will seek to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of First Eagle Fund of America's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.



    FIRST EAGLE INTERNATIONAL FUND is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle International Fund will seek to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities. Normally at least 80% of First Eagle International Fund's assets will be invested in foreign securities, in at least three different countries.



    Arnhold and S. Bleichroeder Advisers, Inc. ('ASB Advisers' or the 'Adviser') invests the assets of First Eagle Fund of America and First Eagle International Fund (collectively, the 'Funds' and individually, a 'Fund') in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. There can be no assurance that the Funds' objectives will be achieved.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus, dated March 1, 2002, a copy of which may be obtained from the Trust's Transfer and Dividend Disbursing Agent, DST Systems, Inc., by writing to P.O. Box 219504, Kansas City, MO 64121-9504, or by telephoning (800) 451-3623.


    All documents incorporated by reference herein have been previously filed with other shareholder reports which are available, without charge, upon request at (800) 451-3623.

                              -------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Organization and History....................................    2
Additional Investment Information...........................    2
Investment Restrictions.....................................    9
Trustees, Officers and Principal Shareholders...............   11
Adviser.....................................................   18
Distributor.................................................   18
Portfolio Transactions and Brokerage........................   19
Capital Stock...............................................   21
Net Asset Value.............................................   21
Shareholder Investment Account..............................   21
Redemptions.................................................   22
Distributions and Taxes.....................................   23
Tax Treatment of Certain Transactions.......................   25
Performance Information.....................................   26
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Auditors......................................   27
Financial Statements........................................   27

                            ORGANIZATION AND HISTORY

    First Eagle Fund of America was initially incorporated in Maryland on December 11, 1986. First Eagle International Fund was initially incorporated in Maryland on October 7, 1993. The Trust was organized as a business trust under the laws of the State of Delaware on December 24, 1997. The Board of Trustees of the Trust approved changing the name of the Trust name from 'First Eagle Trust' to 'First Eagle Funds' on February 23, 1999. The Trust may have multiple series and classes of shares. First Eagle Fund of America and First Eagle International Fund were reorganized and converted into separate Series of the Trust on February 27, 1998.

                       ADDITIONAL INVESTMENT INFORMATION

    First Eagle Fund of America is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities.

    First Eagle Fund of America may purchase call and put options and sell covered call and covered put options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, acquire positions in futures contracts and related options traded on a commodities exchange or board of trade. First Eagle Fund of America may under certain circumstances invest in securities issued by other investment companies. If First Eagle Fund of America invests in such securities, investors may be subject to duplicate investment management or distribution fees.

    First Eagle International Fund is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities.

    First Eagle International Fund offers investors access to a geographically diverse portfolio, professional research and analysis of issuers and worldwide markets, and the ability to invest in foreign securities without having to make individual arrangements for brokers, safekeeping of securities and foreign currency dealings. First Eagle International Fund invests globally wherever the greatest opportunities exist in a variety of markets, including Europe, Latin America, the Pacific Basin and to a lesser extent the United States.

    The Adviser invests the assets of the Funds in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. As non-diversified mutual funds, the Funds may have a greater investment concentration in some securities than a diversified mutual fund. There can be no assurance that the Funds' objectives will be achieved.

                               FOREIGN SECURITIES

    The Funds may invest in foreign securities issued by companies of any nation regardless of its level of development. The risks involved in investing in foreign securities include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. Additionally, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Settlement of securities traded on foreign markets often takes longer than on U.S. markets. In some foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments in those countries. To attempt to limit the risks of investing in foreign securities, the Fund may use hedging techniques. In the event of a default of any foreign debt obligation, it may be more difficult to obtain or enforce a judgment against the issuers of those securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Foreign currency is also subject to similar risks. Foreign securities and currencies will be held by the Funds' custodian, an 'eligible foreign custodian' or a 'qualified U.S. bank,' as those terms are defined in the Investment Company Act of 1940 as amended (the 'Investment Company Act') and the rules and regulations thereunder.

                                DEBT SECURITIES


    The Funds may invest in debt securities without regard to credit ratings. Investing in debt securities involves other risks including interest rate and credit risks. Interest rate risk is the risk that a rise in interest rates will cause the value of the debt securities to go down. Credit rate risk is the risk that the issuer of a debt security will not be able to make principal and interest payments.


                             HIGH YIELD SECURITIES

    Changes in the economy and interest rates affect high-yield securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers will likely experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, such Fund may incur additional expenses in seeking recovery of its investment. Additionally, periods of economic uncertainty and changes can result in increased volatility of market prices of high yield bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and are more volatile than securities which pay interest periodically and in cash. If the Funds invest in zero coupon or pay-in-kind securities, they will be subject to special tax considerations related to those securities. The Funds will have to report the interest on those securities as income even though they receive no interest until the security's maturity or payment date. Each Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

                              OPTIONS TRANSACTIONS

    The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting a Fund's investment risk and augmenting its investment return. The Adviser expects, however, the amount of a Fund's assets that will be involved in options transactions to be small relative to that Fund's assets. Accordingly, it is expected that only a relatively small portion of a Fund's investment return will be attributable to transactions in options on securities and on stock indices. The Funds may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

    A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

    A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

    One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund ultimately intends to buy. Hedge protection is provided during the life of the call because that Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when that Fund has purchased a call option on the underlying instrument, that option may result in a loss.

    Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on particular securities and on stock indices.

                             COVERED OPTION WRITING

    A Fund may write 'covered' call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by that Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is 'covered' if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

    Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, that Fund will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, that Fund may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This 'opportunity cost' may be partially or wholly offset by the premium received for the covered call written by that Fund.

                            OPTIONS ON STOCK INDICES

    A Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a Fund writes a call option on a broadly based stock market index, that Fund will segregate or put into escrow with its custodian any combination of cash, cash equivalents or 'qualified securities' with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A 'qualified security' is an equity security which is listed on a securities exchange or on the NASDAQ against which a Fund has not written a call option and which has not been hedged by the sale of stock index futures.

    Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to that Fund.

    If a Fund is assigned an exercise notice on a call it has written, that Fund would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time that Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where such Fund would be able to deliver the underlying securities in settlement, such Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is 'covered' by an index call held by such Fund with the same strike price, such Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date such Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

                               FUTURES CONTRACTS

    An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. Similarly, a currency futures contract calls for the purchase or sale of a fixed amount of a specific currency at a set price for delivery on a future date. Unlike interest rate and currency futures contracts, a stock index futures contract does not contemplate the purchase or delivery of the underlying financial instrument (interest rate and stock index futures contracts are collectively herein referred to as 'financial futures contracts'). Instead, one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract.

    A Fund is required initially to deposit in a special custody account or with the futures commission merchant margin in an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. Initial margin in futures transactions is in the nature of a good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been met. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as 'marking to market.' At any time prior to expiration of the futures contract, a Fund may elect to close a position by taking an offsetting position which will terminate that Fund's position in the futures contract. Although interest rate futures and currency futures contracts (other than those relating to Eurodollar time deposits) generally provide for delivery and acceptance of the underlying financial instrument, the Funds expect most financial or currency futures contracts to be terminated by offsetting transactions.

    An option on a financial or currency futures contract gives the purchaser the right, but not the obligation, to assume a position in a financial or currency futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).

               HEDGING WITH FUTURES CONTRACTS AND RELATED OPTIONS

    A Fund may acquire futures and related options for 'bona fide hedging' within the meaning and intent of the Commodity Exchange Act and Regulations promulgated thereunder by the Commodity Futures Trading Commission. A Fund may also acquire futures and related options for other than bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such positions are in an amount not exceeding 5% of the liquidation value of that Fund's portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. When options are in-the-money at the time of purchase, the in-the-money amount will be excluded from the computation of such 5% limitation.

    A Fund may purchase an interest rate futures contract as a hedge against an anticipated decline in interest rates and a resulting increase in the market price of debt securities it intends to acquire. A Fund may sell an interest rate futures contract as a hedge against an anticipated increase in interest rates and a resulting decline in the market price of debt securities it owns. A Fund may purchase a currency futures contract to hedge against anticipated increases in the value of currency it intends to acquire for prospective securities purchases relative to the value of currency it is holding. A Fund may also sell a currency futures contract in anticipation of a decrease in the value of currency it is holding or in anticipation of the sale of a portfolio security. A Fund may purchase a stock index futures contract as a hedge against an anticipated general market or market sector advance which may increase the market price of equity securities it intends to buy. A Fund may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of its portfolio of equity securities.

    A Fund may use options on financial and currency futures contracts in connection with its hedging strategies in lieu of purchasing or selling financial and currency futures contracts. To hedge against a possible decrease in the value of equity or debt securities or currency held in its portfolio, a Fund may purchase put options and write call options on stock index, interest rate or currency futures contracts, respectively. Similarly, in anticipation of an increase in the prices of equity or debt securities or currency it intends to purchase, a Fund may purchase call options or write put options on stock index or interest rate or currency futures contracts, respectively.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

    While the Funds use financial and currency futures and related options as hedging devices, there are risks that the gains or losses in hedging devices will not be offset by losses or gains in the hedged securities. One risk arises because of imperfect correlation in the movement of prices of financial and currency futures contracts and related options and the securities or currency subject to the hedge. In the case of stock index futures and related options, the risk of imperfect correlation increases as the composition of a Fund's portfolio of equity securities diverges from the securities included in the applicable stock index. In the case of interest rate or currency futures contracts and related options, the risk of imperfect correlation presents the possibility that a correct forecast of interest or exchange rate trends by the Adviser may still not result in a successful hedging transaction. If the price of a financial or currency futures contract or related option moves more than the price of the hedged financial instrument, a Fund may experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the hedged instrument.

    Successful use of financial futures contracts and related options is subject to the Adviser's ability to predict correctly movements in the direction of the market. Similarly, successful use of currency futures and related options depends, in part, on the Adviser's ability to predict changes in exchange rates. Commodities exchanges and boards of trade have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on futures contracts.

                    OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

    A Fund may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

    A Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with 'caps,' 'floors' or 'collars.' A 'cap' is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A 'floor' is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A 'collar' is essentially a combination of a long cap and a short floor where the limits are set at different levels.

    A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with that Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, that Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

           SPECIAL RISKS OF OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

    Over-the-Counter ('OTC') derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

    As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, that Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The Funds intend to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with such Fund. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

                                   BORROWING

    A Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. A Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. Any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of that Fund's assets at any time should fail to meet the 300% asset coverage described above, that Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.

                              ILLIQUID SECURITIES

    Each Fund may invest up to 15% of its net assets in securities which are considered to be illiquid, such as those subject to legal or contractual restrictions on resale ('Restricted Securities') including securities that cannot be sold unless registered under the Securities Act of 1933, as amended (the 'Securities Act'), and securities which are not readily marketable, such as repurchase agreements maturing in more than seven days. Generally, Restricted Securities cannot be sold without the expense and time required to register the securities under the Securities Act. Certain Restricted Securities may be sold to institutional investors without registration pursuant to rules under the Securities Act. The institutional trading market is relatively new and provides liquidity for some Restricted Securities. Restricted Securities for which no adequate trading market exists may be deemed illiquid securities. The Funds currently do not invest in real estate which is considered to be an illiquid investment.

                                    WARRANTS

    Each Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

                             REPURCHASE AGREEMENTS

    A Fund may purchase securities and concurrently enter into 'repurchase agreements.' A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Each Fund intends to invest no more than 5% of its net assets in repurchase agreements. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

                         REVERSE REPURCHASE AGREEMENTS

    A reverse repurchase agreement involves the sale of a debt security owned by a Fund coupled with an agreement by that Fund to repurchase the instrument at a stated price, date and interest payment. A Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When a Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

    A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by a Fund and, therefore, may be subject to the same risks involved in any borrowing. A Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. Each Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

                             LENDING OF SECURITIES

    A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by that Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. A Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. Each Fund intends to invest no more than 5% of the value of its net assets to portfolio loans. The advantage of portfolio lending is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on its investment in the securities which are subject to the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price, or the interest rate payable on debt securities, is fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest or dividend accrues to such Fund until delivery and payment take place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, designate liquid securities for completing the transactions and thereafter reflect the value of such securities in determining its net asset value each day. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.

                             ARBITRAGE TRANSACTIONS

    A Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. A Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that such Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. A Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.

                            INVESTMENT RESTRICTIONS

    The following investment restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A 'majority of a Fund's outstanding voting securities,' when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by a proxy or (ii) more than 50% of the outstanding shares.

    Neither First Eagle Fund of America nor First Eagle International Fund may:

        1. Change its sub-classification under the Investment Company Act from non-diversified to diversified.

        2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security.

        3. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        4. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities.

        5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts.

        6. Invest more than 25% of its assets in the securities of issuers engaged in specific industries or industry groups.

        7. Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

        The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days prior notice of the change.

    Neither First Eagle Fund of America nor First Eagle International Fund may:

        8. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities.

        9. Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions,
    (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law.

        10. Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets.

        11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer.

        12. Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

        In connection with offering the shares of First Eagle Fund of America and First Eagle International Fund (the 'Funds') in Japan, each of the Funds have agreed to comply with the following additional investment restrictions:

        13. The assets of the Fund will not be used for short sales of securities.

        14. Borrowing is prohibited if such will result in an aggregate amount of borrowing outstanding in excess of 10% of the total assets of the Fund, but in the case of a merger, amalgamation or the like, this 10% may be temporarily exceeded.

        15. More than 10% of the assets of the Fund must not be invested in the shares of stock of any one issuer.

        16. More than 10% of the total issued and outstanding shares of stock of any one company will not be acquired. If several funds are managed by the same management company, the funds as a group will not acquire more than 15% of the issued and outstanding shares of stock of any one company.

        17. More than 10% of the assets of the Fund will not be invested in other investment fund securities, but this rule does not prevent the Fund from holding other investment fund securities temporarily as a result of a merger, amalgamation or the like.

        18. More than 10% of the assets of the Fund will not be invested in shares of stock privately placed, mortgage securities or unlisted shares of stock, which cannot be readily realized.

        19. The assets dominated in yen will be less than 50% of the assets of the Fund.

        20. More than 50% of the assets of the Fund will be those instruments which are defined as 'securities' under the Securities and Exchange Law of Japan.

        21. Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, employees or major shareholders (meaning a shareholder who holds shares on his own account, whether in his own or in another's name (as well as a nominee's name)) unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations or
    (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

                 TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS


    The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.



    Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not 'interested persons' as that term is defined in the Investment Company Act.



                            INDEPENDENT TRUSTEES(1)



                                                                                NUMBER OF
                                          TERM OF                             PORTFOLIOS IN
                                           OFFICE                               THE FUND              OTHER
                           POSITION(S)   AND LENGTH         PRINCIPAL            COMPLEX          TRUSTEESHIPS/
                            HELD WITH     OF TIME         OCCUPATION(S)        OVERSEEN BY        DIRECTORSHIPS
 NAME, AGE AND ADDRESS     THE COMPANY   SERVED(2)    DURING PAST (5) YEARS      TRUSTEE         HELD BY TRUSTEE
 ---------------------     -----------   ---------    ---------------------      -------         ---------------
Candace K. Beinecke, 55   Trustee        February   Chair, Hughes                7           Director, ALSTOM;
One Battery Park Plaza                   1998 to    Hubbard & Reed                           Director, Jacob's
New York, NY 10004                       present                                             Pillow Dance
                                                                                             Festival, Inc.;
                                                                                             Director, Merce
                                                                                             Cunningham Dance
                                                                                             Foundation, Inc.;
                                                                                             Director, First Eagle
                                                                                             SoGen Funds, Inc.
                                                                                             (4 portfolios);
                                                                                             Director, First Eagle
                                                                                             SoGen Variable
                                                                                             Funds, Inc.
                                                                                             (1 portfolio)

Edwin J. Ehrlich, 71 ...  Trustee        February   President,                   7           Director, First Eagle
2976 Lonni Lane                          1998 to    Ehrlich Capital                          SoGen Funds, Inc.
Merrick, New York 11566                  present    Management                               (4 portfolios);
                                                                                             Director, First Eagle
                                                                                             SoGen Variable Funds,
                                                                                             Inc. (1 portfolio)

K. Georg Gabriel, 73 ...  Trustee        February   Senior Advisor,              2           Director, The Emerging
Strategic Investment                     1998 to    Strategic Investment                     Markets New Economy
Group                                    present    Group                                    Fund
1001 Nineteenth Street
16th Floor
Arlington, VA 22209

Robert J. Gellert, 71...  Trustee        February   Manager and Director,        7           Director, Formex
122 East 42nd Street                     1998 to    United Continental                       Manufacturing, Inc.;
New York, New York 10168                 present    Corp.; General                           Director, First Eagle
                                                    Partner, Windcrest                       SoGen Funds, Inc.
                                                    Partners                                 (4 portfolios);
                                                                                             Director, First Eagle
                                                                                             SoGen Variable Funds,
                                                                                             Inc. (1 portfolio)

                                                                                NUMBER OF
                                          TERM OF                             PORTFOLIOS IN
                                           OFFICE                               THE FUND              OTHER
                           POSITION(S)   AND LENGTH         PRINCIPAL            COMPLEX          TRUSTEESHIPS/
                            HELD WITH     OF TIME         OCCUPATION(S)        OVERSEEN BY        DIRECTORSHIPS
 NAME, AGE AND ADDRESS     THE COMPANY   SERVED(2)    DURING PAST (5) YEARS      TRUSTEE         HELD BY TRUSTEE
 ---------------------     -----------   ---------    ---------------------      -------         ---------------
James E. Jordan, 56 ....  Trustee        November     Private Investor;            7         Director, Leucadia
767 Fifth Avenue                         1999 to      Consultant to The                      National Corporation,
New York, New York 10153                 present      Jordan Company                         Director, Empire
                                                      (private investment                    Insurance Company;
                                                      banking company);                      Director, J.Z. Equity
                                                      until June 1997,                       Partners, Plc. (a
                                                      President and Chief                    British investment
                                                      Investment Officer of                  trust company);
                                                      The William Penn                       Director, School of
                                                      Company                                International and
                                                      (a registered                          Public Affairs of
                                                      investment adviser)                    Columbia University;
                                                                                             Vice Chairman, New York
                                                                                             State Board of The
                                                                                             Nature Conservancy;
                                                                                             Director, First Eagle
                                                                                             SoGen Funds, Inc.
                                                                                             (4 portfolios);
                                                                                             Director, First Eagle
                                                                                             SoGen Variable Funds,
                                                                                             Inc. (1 portfolio)

William M. Kelly, 57 ...  Trustee        February     Senior Associate,            7         Trustee, New York
500 Fifth Avenue                         1998 to      Lingold Associates                     Foundation; Treasurer
50th Floor                               present                                             and Trustee, Black Rock
New York, New York 10110                                                                     Forest Consortium;
                                                                                             Director, First Eagle
                                                                                             SoGen Funds, Inc.
                                                                                             (4 portfolios);
                                                                                             Director, First Eagle
                                                                                             SoGen Variable Funds,
                                                                                             Inc. (1 portfolio)



---------



(1) Trustees who are not 'interested persons' of the Company as defined in the Investment Company Act.



(2) The term of office of each Trustee is indefinite. Each Trustee (other than Mr. Jordan) has served as such since the organization of the Trust in February 1998. Certain of the Trustees also served in a similar capacity with respect to one or both of the Trust's predecessor companies.

                             INTERESTED TRUSTEES(1)



                                                                                NUMBER OF
                                          TERM OF                             PORTFOLIOS IN
                                           OFFICE                               THE FUND              OTHER
                           POSITION(S)   AND LENGTH         PRINCIPAL            COMPLEX          TRUSTEESHIPS/
                            HELD WITH     OF TIME         OCCUPATION(S)        OVERSEEN BY        DIRECTORSHIPS
 NAME, AGE AND ADDRESS     THE COMPANY   SERVED(2)    DURING PAST (5) YEARS      TRUSTEE         HELD BY TRUSTEE
 ---------------------     -----------   ---------    ---------------------      -------         ---------------
John P. Arnhold, 48       Co-President;  February   Co-President                 7           Co-President and
1345 Avenue of the        Trustee        1998 to    and Director,                            Director, First Eagle
Americas                                 present    Arnhold and                              SoGen Funds, Inc.
New York, New York                                  S. Bleichroeder                          (4 portfolios);
10105                                               Holdings, Inc.;                          Co-President and
                                                    Co-President                             Director, First Eagle
                                                    and Director,                            SoGen Variable
                                                    Arnhold and                              Funds, Inc.
                                                    S. Bleichroeder,                         (1 portfolio)
                                                    Inc.; Co-President
                                                    and Director,
                                                    Arnhold and
                                                    S. Bleichroeder
                                                    Advisers, Inc.;
                                                    President and
                                                    Director, Arnhold
                                                    and S. Bleichroeder
                                                    UK Ltd.; Co-
                                                    President and
                                                    Director, ASB
                                                    Securities, Inc.

Michael M. Kellen,        Trustee        February   Director and Senior          2
57 .....................                 1998 to    Vice President,
1345 Avenue of the                       present    Arnhold and
Americas                                            S. Bleichroeder
New York, New York 10105                            Holdings, Inc.;
                                                    Director and Senior
                                                    Vice President,
                                                    Arnhold and
                                                    S. Bleichroeder, Inc.

Stanford S. Warshawsky,   Chairman of    February   Co-President,                7           Director, German-
64 .....................  the Board;     1998 to    Secretary,                               American Chamber of
1345 Avenue of the        Trustee        present    and Director,                            Commerce; Chairman and
Americas                                            Arnhold and                              Director, First Eagle
New York, New York 10105                            S. Bleichroeder                          SoGen Funds, Inc.
                                                    Holdings, Inc.;                          (4 portfolios);
                                                    Co-President,                            Chairman and Director,
                                                    Secretary and                            First Eagle SoGen
                                                    Director,                                Variable Funds, Inc.
                                                    Arnhold and                              (1 portfolio)
                                                    S. Bleichroeder,
                                                    Inc.; Co-President and
                                                    Director, Arnhold and
                                                    S. Bleichroeder
                                                    Advisers, Inc.;
                                                    Chairman
                                                    and Director,
                                                    Arnhold and
                                                    S. Bleichroeder UK
                                                    Ltd.; Co-President and
                                                    Director, ASB
                                                    Securities, Inc.



---------


(1) Trustees who are 'interested persons' of the Trust as defined in the Investment Company Act. Each of Messrs. Arnhold and Warshawsky is an interested person of the Trust by virtue of being an officer and a director of the Adviser. Mr. Kellen is an interested person of the Trust by virtue of being an officer and a director of the Distributor.


(2) The term of office of each Trustee is indefinite. Each Trustee has served as such since the organization of the Trust in February 1998. Certain of the Trustees also served in a similar capacity with respect to one or both of the Trust's predecessor companies.

                                    OFFICERS



                                   POSITION(S)    TERM OF OFFICE
                                    HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)
     NAME, AGE AND ADDRESS         THE COMPANY    TIME SERVED(1)    DURING PAST FIVE (5) YEARS
     ---------------------         -----------    --------------    --------------------------
John P. Arnhold, 48              Co-President;    February 1998   See table above related to
1345 Avenue of the Americas      Trustee          to present      Interested Trustees
New York, New York 10105

Harold J. Levy 48 .............  Co-President     February 1998   Portfolio Manager, Arnhold and
1345 Avenue of the Americas      (portfolio       to present      S. Bleichroeder Advisers, Inc.;
New York, New York 10105         manager)         (with           Principal, Iridian Asset
                                                  portfolio       Management LLC; prior to 1996,
                                                  management      Senior Vice President, Arnhold
                                                  responsibility  and S. Bleichroeder Holdings,
                                                  for First       Inc.
                                                  Eagle Fund of
                                                  America since
                                                  April 1987)

David L. Cohen, 46 ............  Senior Vice      February 1998   Portfolio Manager, Arnhold and
1345 Avenue of the Americas      President        to present      S. Bleichroeder Advisers, Inc.;
New York, New York 10105         (portfolio       (with           Principal, Iridian Asset
                                 manager)         portfolio       Management LLC; Senior Vice
                                                  management      President from 1993 through
                                                  responsibility  1996 and previously Vice
                                                  for First       President, Arnhold and
                                                  Eagle Fund of   S. Bleichroeder Holdings, Inc.
                                                  America since
                                                  1989)

Arthur F. Lerner, 60 ..........  Senior Vice      February 1998   Portfolio Manager, Arnhold and
1345 Avenue of the Americas      President        to present      S. Bleichroeder Advisers, Inc.;
New York, New York 10105         (portfolio       (with           Executive Director, Sthenos
                                 manager)         portfolio       Capital, U.K.; Senior Vice
                                                  management      President, Arnhold and
                                                  responsibility  S. Bleichroeder Holdings, Inc.
                                                  for First
                                                  Eagle
                                                  International
                                                  Fund since its
                                                  inception in
                                                  April 1994)

Robert Bruno, 37 ..............  Vice President,  February 1998   Senior Vice President, Arnhold
1345 Avenue of the Americas      Secretary and    to present      and S. Bleichroeder Holdings,
New York, New York 10105         Treasurer                        Inc.; Vice President, Arnhold
                                                                  and S. Bleichroeder Advisers,
                                                                  Inc.; Vice President, Secretary
                                                                  and Treasurer, First Eagle
                                                                  SoGen Funds, Inc. and First
                                                                  Eagle SoGen Variable Funds,
                                                                  Inc.; prior to 1997, President
                                                                  and Chief Operating Officer,
                                                                  Coelho Associates LLC; Senior
                                                                  Vice President and Chief Admin.
                                                                  Officer, Schroeder Wertheim
                                                                  Investment Services, Inc.

Andrew DeCurtis, 32 ...........  Vice President   November 2000   Vice President, Arnhold and
1345 Avenue of the Americas                       to present      S. Bleichroeder Holdings, Inc.;
New York, New York 10105                                          Vice President, First Eagle
                                                                  SoGen Funds, Inc. and First
                                                                  Eagle SoGen Variable Funds,
                                                                  Inc.; Assistant Vice President,
                                                                  Oppenheimer Capital prior to
                                                                  1997

Edwin S. Olsen, 62 ............  Vice President   November 2000   Vice President, Arnhold and
1345 Avenue of the Americas                       to present      S. Bleichroeder Holdings, Inc.;
New York, New York 10105                                          Vice President, First Eagle
                                                                  SoGen Funds, Inc. and First
                                                                  Eagle SoGen Variable Funds,
                                                                  Inc.; Vice President, SG Cowen
                                                                  Securities Corp. prior to 1999

                                   POSITION(S)    TERM OF OFFICE
                                    HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)
     NAME, AGE AND ADDRESS         THE COMPANY    TIME SERVED(1)    DURING PAST FIVE (5) YEARS
     ---------------------         -----------    --------------    --------------------------
Tracy L. Saltwick, 43 .........  Vice President   February 1998   Senior Vice President, Arnhold
1345 Avenue of the Americas      and Compliance   to present      and S. Bleichroeder, Inc.; Vice
New York, New York 10105         Officer                          President, ASB Securities,
                                                                  Inc.; Vice President and
                                                                  Compliance Officer, First Eagle
                                                                  SoGen Funds, Inc. and First
                                                                  Eagle SoGen Variable Funds,
                                                                  Inc.

Stefanie Spritzler, 28 ........  Assistant        May 2000        Assistant Vice President,
1345 Avenue of the Americas      Treasurer        to present      Arnhold and S. Bleichroeder
New York, New York 10105                                          Holdings, Inc.; Assistant
                                                                  Treasurer, First Eagle SoGen
                                                                  Funds, Inc. and First Eagle
                                                                  SoGen Variable Funds, Inc.;
                                                                  prior to May, 1998, Senior
                                                                  Accountant, The Bank of New
                                                                  York; prior to September 1997,
                                                                  Senior Accountant, Prudential
                                                                  Insurance Company of America

Winnie Chin, 27 ...............  Assistant        March 2001 to   Assistant Treasurer, First
1345 Avenue of the Americas      Treasurer        present         Eagle SoGen Funds, Inc., First
New York, New York 10105                                          Eagle SoGen Variable Funds,
                                                                  Inc.; prior to 1997, Senior
                                                                  Accountant, Salomon Smith
                                                                  Barney Inc.

Suzan J. Afifi, 49 ............  Assistant        February 1998   Vice President, Arnhold and
1345 Avenue of the Americas      Secretary        to present      S. Bleichroeder Holdings, Inc.;
New York, New York 10105                                          Assistant Secretary, First
                                                                  Eagle SoGen Funds, Inc. and
                                                                  First Eagle SoGen Variable
                                                                  Funds, Inc.; prior to 1997,
                                                                  Managing Director, EffectInvest
                                                                  Bank, Vienna, Austria






---------



(1) The term of office of each officer is indefinite. Certain of the officers also served in a similar capacity with respect to one or both of the Trust's predecessor companies.



    The following table describes the standing committees of the Board of Trustees.



                                                                                   Number of Committee
                                                                                   Meetings in the Last
   Committee Name            Members                          Functions                Fiscal Year
   --------------            -------                          ---------                -----------
Nominating Committee.   Candace K. Beinecke                Nominates new                    0
                        James E. Jordan                    Independent Trustees
                        William M. Kelly                   of the Trust. The
                                                           Nominating Committee
                                                           does not consider
                                                           shareholder
                                                           recommendations.

Valuation Committee...  John P. Arnhold                    Sets and recommends              1
                        K. Georg Gabriel                   securities valuation
                        Robert J. Gellert                  policies, supervises
                        Stanford S. Warshawsky             the Adviser in the
                                                           valuation of Fund
                                                           assets, and, in
                                                           certain instances,
                                                           values Fund assets
                                                           directly.

Audit Committee.......  Edwin J. Ehrlich                   Reviews the contract             2
                        Robert J. Gellert                  between the Trust and
                        James E. Jordan                    its auditors, oversees
                        William M. Kelly                   the Trust's accounting
                                                           and financial
                                                           reporting policies,
                                                           procedures and
                                                           internal controls, and
                                                           acts as liaison to
                                                           auditors.

    The Trust paid each of its Trustees who are not interested persons an annual retainer of $8,000 plus $750 per meeting of the Board and $500 per meeting of a Committee and certain out-of-pocket expenses. The following table sets out the compensation received by each of the Trustees from First Eagle Fund of America and First Eagle International Fund for its most recently completed fiscal year ended October 31, 2001. The Trust does not pay any compensation to interested Trustees nor does it provide any retirement or pension benefits for the Trustees.



                                                                     COMPENSATION
                                                 -----------------------------------------------------
                                                                                             TOTAL
                                                                                          COMPENSATION
                                                                PENSION OR                  PAID OR
                                                                RETIREMENT                 OWED FROM
                                                  AGGREGATE      BENEFITS    ESTIMATED     REGISTRANT
                                                 COMPENSATION    ACCRUED       ANNUAL       AND FUND
                                                   PAID OR      AS PART OF    BENEFITS      COMPLEX
                                                  OWED FROM        FUND         UPON        PAID TO
                NAME OF PERSON                    REGISTRANT     EXPENSES    RETIREMENT   DIRECTORS**
                --------------                    ----------     --------    ----------   -----------
John P. Arnhold*...............................    $     0         N/A          N/A         $     0(2)
Candace K. Beinecke............................    $11,000         N/A          N/A         $31,000(2)
Edwin J. Ehrlich...............................    $12,000         N/A          N/A         $32,000(2)
K. Georg Gabriel...............................    $12,500         N/A          N/A         $12,500(0)
Robert J. Gellert..............................    $12,000         N/A          N/A         $35,000(2)
James E. Jordan................................    $12,000         N/A          N/A         $32,000(2)
Michael M. Kellen*.............................    $     0         N/A          N/A         $     0(0)
William M. Kelly...............................    $10,250         N/A          N/A         $33,250(2)
Stanford S. Warshawsky*........................    $     0         N/A          N/A         $     0(2)


---------
 * Interested Trustee.


** The fund complex consists of the Trust, First Eagle SoGen Funds Inc. and
   First Eagle SoGen Variable Funds, Inc. The number in parentheses indicates the total number of other boards in the fund complex on which the Trustee served as of October 31, 2001.



    ADDITIONAL INFORMATION REGARDING THE TRUSTEES. The following table sets forth information as of December 31, 2001 regarding ownership by the Trustees of equity securities of the Trust or any other fund in the fund complex for which each is also a director or trustee. ('Fund complex' has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to
$100,000; E = over $100,000.



                              INDEPENDENT TRUSTEES



                                                             AGGREGATE OWNERSHIP OF EQUITY SECURITIES
                        DOLLAR RANGE OF OWNERSHIP OF EQUITY  IN ALL FUNDS OVERSEEN BY TRUSTEE IN THE
                           SECURITIES IN THE FUNDS AS OF                FUND COMPLEX AS OF
         NAME                    DECEMBER 31, 2001                      DECEMBER 31, 2001
         ----                    -----------------                      -----------------
Candace K. Beinecke...                  B                                      B
Edwin J. Ehrlich......                  E                                      E
K. Georg Gabriel......                  E                                      E
Robert J. Gellert.....                  E                                      E
James E. Jordan.......                  E                                      E
William M. Kelly......                  E                                      E



                              INTERESTED TRUSTEES



                                                             AGGREGATE OWNERSHIP OF EQUITY SECURITIES
                        DOLLAR RANGE OF OWNERSHIP OF EQUITY  IN ALL FUNDS OVERSEEN BY TRUSTEE IN THE
                           SECURITIES IN THE FUNDS AS OF                FUND COMPLEX AS OF
         NAME                    DECEMBER 31, 2001                      DECEMBER 31, 2001
         ----                    -----------------                      -----------------
John P. Arnhold.......                  E                                      E
Michael M. Kellen.....                  E                                      E
Stanford S.                             E                                      E
  Warshawsky..........

    Since January 1, 2001, none of the independent Trustees who is a director of another investment company whose adviser and principal underwriter are ASB Advisers and ASB, respectively (e.g., First Eagle SoGen Funds, Inc. and First Eagle SoGen Variable Funds, Inc.), has held any other position with (i) the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or ASB, (iii) the Adviser, ASB or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or ASB. Also since January 1, 2001, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or ASB or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or ASB. Finally, none of these individuals or their immediate family members has an interest in a transaction with a 'related person' of the company. A 'related person' is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or ASB,
(iii) an executive officer of such an investment company, (iv) the Adviser or ASB, (v) an executive officer of the Adviser or ASB, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or ASB, or (vii) an executive officer of a person described in clause (vi) above.



    As of January 31, 2002, the Trustees and officers of the First Eagle Fund of America, as a group, owned beneficially approximately 6.39% of outstanding common stock of First Eagle Fund of America. As of the same date, the Trustees and officers of First Eagle International Fund, as a group, owned approximately 16.80% of the outstanding common stock of First Eagle International Fund.



    As of January 31, 2002, Arnhold and S. Bleichroeder, Inc. Profit Sharing Plan, 1345 Avenue of the Americas, New York, 10105, owned beneficially and of record approximately 11.8% of First Eagle International Fund's Class Y shares.



    Trustees and employees of the Trust, Arnhold and S. Bleichroeder, Inc. and the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Trust's Code of Ethics, which was approved by the Board of Trustees of the Trust and by the Board of Directors of the Adviser.



    As of January 31, 2002, the following shareholders owned 5% or more of each of the Funds' securities:



    FIRST EAGLE FUND OF AMERICA:



        CLASS Y -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 14.39%; National Financial Securities Corp., 200 Liberty Street, New York, NY 10281, 6.76%; Boston Safe Deposit Eastman Kodak Employee Saving Plan, 135 Santilli Highway, Everett, MA 02149, 6.01%



        CLASS C -- Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 11.73%; Arvin H. Kash Trust, 77 West Wacker Dr. 47th Floor, Chicago, IL 60601, 5.95%



        CLASS A -- W. Paula Williams, 525 Indian Bay Blvd, Merritt Island, FL 32953, 6.21%; Blaise Duffy & Dara Duffy, 34 Greenview Way, Montclair, NJ 07043, 5.11%



    FIRST EAGLE INTERNATIONAL FUND:



        CLASS Y -- Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 20.38%; Golden Bridge Partners, 500 Fifth Avenue, 50th Floor, New York, NY 10110, 5.71%



        CLASS C -- Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 26.86%; Jyujiya Securities Co LTD., 6 17 Kayabacho 1 Nihombashi, Chuo Ku, Tokyo, Japan, 5.27%



        CLASS A -- Fabco & Co c/o Suntrust Bank, PO Box 105870, Atlanta, GA 30348, 6.16%; Megan Adcock & Marc Frazer, 6227 21st Avenue NE, Seattle, WA 98115, 8.25%; Jyujiya Securities Co LTD., 6 17 Kayabacho 1 Nihombashi, Chuo Ku, Tokyo, Japan, 44.73%; Raymond James for Milton Lee P/S, 2400 West 180 W, Pleasant Grove, UT 84062, 24.56%

                                    ADVISER


    The Adviser, Arnhold and S. Bleichroeder Advisers, Inc., provides investment advisory services as the investment adviser of First Eagle Fund of America and First Eagle International Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement'), an annual advisory fee of 1.0% of the average daily net assets of each Fund. These fees, described in the Prospectus under 'Adviser -- Advisory Fees,' are accrued daily and paid monthly. Prior to February 28, 1998, First Eagle Fund of America paid the Adviser a fee at the annual rate of 1.25% of average daily net assets. For the fiscal years ended October 31, 2001, 2000 and 1999, First Eagle Fund of America paid the Adviser an advisory fee of $3,964,958, $4,650,853 and $5,356,510, respectively. Prior to February 28, 1998, First Eagle International Fund paid the Adviser a fee at the annual rate of 1.50% of average daily net assets. For the fiscal years ended October 31, 2001, 2000 and 1999, First Eagle International Fund paid the Adviser an advisory fee of $276,691, $394,164 and $365,474, respectively.



    On February 19, 1998, the shareholders, and most recently on November 20, 2001, the Board of Trustees of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Trustees considered the following factors, among others, in negotiating and approving the Advisory Agreement: the total compensation to be received, directly or indirectly, by the Adviser, including cash compensation and benefits; the expenses incurred by the Adviser in performing services under the agreement; the total cost to the Funds of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Funds; the effect of the advisory fee on the ratio of total expenses to total assets; competitive prices for comparable services; and past performance and reliability of the Adviser. The Board of Trustees concluded, in light of these factors, that approval of the Advisory Agreement served the interests of the Funds and their shareholders.



    The Advisory Agreement will continue in effect after the end of the initial two-year period from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.



    Harold J. Levy has been portfolio manager of First Eagle Fund of America since its inception in April 1987, and David L. Cohen has been portfolio manager of First Eagle Fund of America since 1989. Mr. Levy and Mr. Cohen are also the principal owners of Iridian Asset Management LLC ('Iridian'), which they formed in November 1995. ASB Holdings owns 27.5% of Iridian. Mr. Levy began his career at ASB Holdings in 1985, and Mr. Cohen began his career at ASB Holdings in 1989. Currently, they are employed by the Adviser to serve as co-portfolio managers for First Eagle Fund of America.



    Arthur F. Lerner has been the portfolio manager of First Eagle International Fund since its inception in April 1994. He is a Senior Vice President of ASB Holdings and has been with the firm since 1969.


                                  DISTRIBUTOR

    Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), serves as the Distributor of the Fund's Class Y, Class C and Class A shares.

    The Distributor receives a service fee at the annual rate of 0.25% of the average daily net assets of all classes of shares of the Funds, to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. The Funds pay the Distributor a Rule 12b-1 fee on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares and a Rule 12b-1 fee on Class C shares at the annual rate of up to 0.75% of the average daily net assets of each Fund's outstanding Class C shares. The Distributor has agreed, subject to its right to unilaterally require payments monthly, to accept the payments involved (whether distribution related or service fees) on a quarterly basis other than in certain exceptional cases.

    The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act. Pursuant to the Distributor and Services Agreement, dated February 27, 1988, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act.


    The Fund's Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares. However, the Distributor will not pay dealers 12b-1, distribution related and service fees for any quarter in which they have less than $50,000 in accounts. For the fiscal year ended
October 31, 2001, First Eagle Fund of America paid the Distributor Rule 12b-1 fees of $45,233 for Class C shares and $3,058 for Class A shares and First Eagle International Fund paid the Distributor 12b-1 fees of $4,188 for Class C shares and $138 for Class A shares.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiation of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect a Fund's ability to pursue its present investment objective.

    In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than either Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

    Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.

    A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor, the Adviser or Iridian. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


    For the years ended October 31, 2001, 2000 and 1999, First Eagle Fund of America paid total brokerage commissions of $2,029,904, $1,426,556 and $1,422,242, respectively, of which $50,330, $41,185 and $59,670, respectively, were paid to the Distributor. For the year ended October 31, 2001, brokerage commissions paid to the Distributor constituted 2% of the total brokerage commissions paid by First Eagle Fund of America, and represented 4% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal year ended October 31, 2001, $1,979,574 (or 98%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    For the fiscal years ended October 31, 2001, 2000 and 1999, First Eagle International Fund paid total brokerage commissions of $94,475, $178,598 and $143,459, respectively, of which $8,278, $15,953 and $6,997, respectively, were paid to the Distributor. For the fiscal year ended October 31, 2001, brokerage commissions paid to the Distributor constituted 9% of the total brokerage commissions paid by First Eagle International Fund, and represented 12% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal year ended October 31, 2001, $86,197 (or 91%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases and sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. The portfolio turnover rates for First Eagle Fund of America were 83%, 55% and 89%, respectively, in the fiscal years ended October 31, 2001, 2000 and 1999. The portfolio turnover rates for First Eagle International Fund were 68%, 120% and 87%, respectively, in the fiscal years ended October 31, 2001, 2000 and 1999. Higher portfolio turnover rates are likely to result in higher brokerage commissions and higher levels of realized capital gains than lower portfolio turnover rates.

                                 CAPITAL STOCK

    The capital stock of each Fund is classified as class Y, class C and class A. The Board of Trustees is authorized to classify, reclassify and issue shares of the Trust and take such other action with respect to the shares as the Board may deem desirable, subject to certain provisions in the Agreement and Declaration of Trust of the Trust and requirements of the Investment Company Act. All shares issued and outstanding are fully paid and non-assessable.

    Each share is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. All shares of the Trust then entitled to vote shall be voted in aggregate, except when required by the Investment Company Act and when the matter involves the termination of a series or class or any other action that the Board of the Trustees has determined will affect only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote. There shall be no cumulative voting in the election of Trustees.

    The Trust does not generally hold annual meetings of shareholders. Pursuant to its By-Laws, shareholder meetings will be held when required by the Investment Company Act or when called by the Trustees or by the President.

                                NET ASSET VALUE

    The net asset value per share of each share class of each Fund is the net worth of each share class of the Fund (Fund assets attributable to a share class, including securities at market value, minus Fund liabilities attributable to a share class) divided by the number of shares of the share class outstanding. Each Fund shall compute the net asset value per share of each class of its shares as of 15 minutes after the close of trading on the floor of the New York Stock Exchange, which is normally 4:00 p.m., New York time, on each day the New York Stock Exchange is open for business. The net asset value per share will not be computed on days on which no orders to purchase, sell or redeem a Fund's shares have been received or on days on which changes in the value of the Fund's portfolio securities do not affect net asset value. The net asset value per share will not be determined on such federal and non-federal holidays as are observed by the New York Stock Exchange.

    Any security for which the primary market is on a U.S. exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Pricing based on market transactions in comparable securities and various relationships between securities is known as 'matrix' pricing. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. The Board of Trustees may use a pricing service to value the Funds' holdings of illiquid securities, if any.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Investments in the Funds may be made on each day the New York Stock Exchange is open for business (a 'Business Day'). Shares are purchased at the net asset value per share next determined after receipt of an order by or on behalf of the Funds with complete information and meeting all the requirements discussed in the Prospectus and this Statement of Additional Information. The Funds may reject any purchase order for shares. Purchase orders which are not received in good order or paid for in a timely manner will not be accepted by the

Funds and will be returned. The Trust reserves the right to suspend the sale of shares of the Funds to the public at any time in response to unusual or adverse conditions in the securities markets or otherwise.


    Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value per share of the shares next determined after receipt by the Distributor of an order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value per share and received by the Distributor prior to the close of that day will be confirmed at a price based on the net asset value per share on that day ('trade day'). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. Whenever a transaction takes place in the account, the shareholder will be mailed a statement showing the transaction and the status of the account. Additionally, the Transfer Agent will mail each stockholder of record a quarterly statement of the shareholder's account. Certain financial institutions maintain omnibus accounts with the Transfer Agent, and, in such cases, the investor's records are maintained by that financial institution.


    For the convenience of investors all dividends and distributions of each share class of each Fund are automatically reinvested in full and fractional shares of that share class at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than ten full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be automatically reinvested. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution by returning the check or the proceeds to the Transfer Agent. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

                                  REDEMPTIONS

    Shares of the Funds can be redeemed for cash at the next determined net asset value per share. Class C shares redeemed within the first year after purchase are subject to a contingent deferred sales charge of 1%. If shares are held in non-certificate form, a written request for redemption signed by the shareholder(s) exactly as the account is registered is required unless the telephone redemption privilege has been established. If certificates are held by the shareholder(s), the certificates, signed in the name(s) shown on the face of the certificates, must be returned to be redeemed. The certificates may be signed either on their reverse side or on a separate stock power. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Funds' Transfer Agent must be submitted before such request will be accepted.

    The redemption price is the net asset value per share next determined after the request for redemption is received in good order by the Funds' Transfer Agent. Shares purchased by check or the Automatic Investment Plan will not be allowed until the purchase payment has cleared, which may take ten Business Days. Signature(s) on redemption requests, certificates or stock powers must be guaranteed by a commercial bank, trust company, credit union, savings association or qualified broker or dealer that is a member of the Signature Guarantee Medallion Program. The Funds may change the signature guarantee requirements from time to time.

    Payment instructions may be given to the Funds either on the account application, Telephone Purchase and Redemption Form or in a letter to the Funds which is signature guaranteed for all redemptions of $5,000 or more. If you do not provide payment instructions for the proceeds of a redemption, a check will be sent to the address of record.

                               REDEMPTION IN KIND

    The Trust has elected to pay sales proceeds in cash up to the lesser of $250,000 or 1% of each Fund's net assets during any 90-day period for any one shareholder. The Trust reserves the right to make any redemption this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If shares of a shareholder are redeemed in kind, he should expect to pay any applicable sales charge or other fees when he sells these securities.

                              REDEMPTION PAYMENTS

    Payment for shares presented for redemption will ordinarily be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in proper order. Payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange (the 'Exchange') is closed for other than customary weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by either Fund of its securities is not reasonably practicable or it is not reasonably practicable to determine the Funds' net asset value or
(d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

                            DISTRIBUTIONS AND TAXES

    Each Fund expects to declare an annual dividend of net investment income and an annual distribution of capital gains, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the 'Internal Revenue Code'), and in all events in a manner consistent with the provisions of the Investment Company Act. Dividends and distributions of a share class will be paid in additional shares of that share class based on the net asset value at the close of business on the record date, or such other date as the Board of Trustees may determine, unless the shareholder elects in writing not less than five full Business Days prior to the record date to receive such distributions in cash. The Funds will notify shareholders annually as to both the dollar amount and the taxable status of that year's dividends and distributions. Because Class C shares and Class A shares incur 12b-1 fees, dividends on Class Y shares will be higher than dividends on Class C shares and Class A shares.

    Each of the Funds will be treated as a separate corporation for purposes of the Internal Revenue Code (except for purposes of the definitional requirements for regulated investment companies under Internal Revenue Code Section 851(a)). By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code and by meeting certain other requirements, the Funds intend to qualify as regulated investment companies under the Internal Revenue Code. If as expected each Fund will distribute annually its entire investment company taxable income and net capital gains, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Fund were to fail to distribute all its income and gains, it could be subject to income tax and, in certain circumstances, a 4% excise tax.


    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income consists of certain types of qualifying income (the '90% test'); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). Qualifying income for purposes of the 90% test consists of income derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived from the business of investing in such stock, securities or currencies.



    Each Fund intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. Each Fund intends to distribute all of its net investment income and net capital gains so as to be relieved of federal corporate taxes. Dividends from net investment income and distributions from net short-term capital gains are taxable to shareholders as ordinary income. For noncorporate taxpayers, regardless of how long they have held a Fund's shares, distributions of gains realized upon the sale of capital assets held more than one year ('long-term capital gain distributions') are subject to a maximum federal income tax rate of 20% (10% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as long-term capital gain distributions with respect to such shares.

    You should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your Fund shares, their tax basis is the total of your cash investments plus (including any sales charges paid) distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis of your Fund shares, please keep your year-end account statements with your other tax records.



    Depending on the composition of the Fund's income, all or a portion of the dividends paid by First Eagle Fund of America from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders (the 'dividends received deduction'). In general, dividend income distributed by First Eagle Fund of America to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that
(1) First Eagle Fund of America's income consists of dividends paid by U.S. corporations; and (2) First Eagle Fund of America would have been entitled to the dividends received deduction with respect to such dividend income if First Eagle Fund of America was not a regulated investment company. The Internal Revenue Code provides for certain limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding First Eagle Fund of America shares.



    Dividends and interest received by a Fund on foreign securities as well as capital gains realized upon the sale of such securities may give rise to withholding and/or other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such foreign taxes incurred by a Fund. Foreign taxes paid by a Fund will reduce its dividends. If more than 50% of the value of a Fund's total assets at the end of the fiscal year consists of stock or other securities of foreign corporations, such Fund may elect to treat certain source income earned and foreign taxes paid by it, including withholding taxes, as respectively earned and paid by its shareholders. If a Fund makes this election, the amount of foreign taxes paid by such Fund will be included in computing its shareholders' pro rata share of such Fund's income, and the shareholders would be entitled (a) to credit their share of such taxes against their U.S. federal income taxes (subject to generally applicable limitations), or (b) if they itemize their deductions, to deduct their share of such taxes from their U.S. federal gross income.



    Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be subject to tax on the distribution when it is received even though the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of Fund shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If disallowed, the loss will be reflected as an adjustment to the basis of the shares acquired. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund. A shareholder's tax basis in the class of Fund shares acquired will be the same as such shareholder's basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.



    Individuals and certain other non-exempt payees will be subject to a 30% (subject to phased-in reductions) federal backup withholding tax on taxable distributions from a Fund, as well as on the gross proceeds of redemptions of a Fund, if such Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies a Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.



    A shareholder who is a nonresident alien or foreign entity generally will not be subject to federal income tax on distributions attributable to long-term capital gains, or on any capital gain realized on a redemption of shares, provided that (i) such gains are not effectively connected with the conduct by the shareholder of a trade or business in the United States, (ii) in the case of an individual, the shareholder is not physically present in the United States for 183 days or more during the taxable year and (iii) the shareholder has furnished an IRS Form W8BEN with the required certifications regarding the shareholder's foreign status under the Internal Revenue Code. Other distributions may be subject to U.S. tax. In particular, dividend distributions attributable to a Fund's ordinary income or short-term capital gain which are not effectively connected with a trade or business in the United States will generally be subject to a 30% U.S. federal withholding tax under the existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate is provided under an applicable tax treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. tax.


    In addition to the federal income tax consequences described above relating to an investment in a Fund, there may be other federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment of their specific situations.

                     TAX TREATMENT OF CERTAIN TRANSACTIONS


    Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain forward, futures and option contracts) may be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. In addition and absent any election made by a Fund to accrue market discount daily, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code. Finally, all or a portion of the gain realized from engaging in 'conversion transactions' may be treated as ordinary income under Section 1258 of the Internal Revenue Code. 'Conversion transactions' are defined to include certain transactions, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the expected return is attributable to the time value of the net investment in the transaction. In addition, a 'short against the box' and other constructive sales of appreciated financial positions will give rise to gain as if there were an actual sale.



    If a Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and
(ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term capital gains and long-term capital losses. The federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Fund generally will be as follows: Gain or loss from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. Whether, in the case of individual shareholders, distributions of such gain or loss is subject to the maximum capital gain tax rate of 20% (10% for individuals in the 15% tax bracket) or will be taxed at the ordinary income rates (38.6% maximum) depends upon whether or not the affected option has been held for more than one year. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security is held for not more than one year or the underlying stock or security is acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term capital gain.


    Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of such Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Internal Revenue Code.


    A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income in order to qualify as a regulated investment company.



    Treasury Regulations issued under Section 1092 of the Internal Revenue Code provides for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the current recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

    If a Fund purchases the stock of passive foreign investment companies ('PFICs'), such Fund will be subject to tax under one of three regimes. Under the default regime, gain on the disposition of PFIC stock and certain 'excess distributions' are treated as ordinary income and, to the extent allocated to a year prior to the year of disposition or distribution, subject to an interest charge and taxed at the highest ordinary income rate for that year. If PFIC provides certain information, the Fund may elect to include its pro rata share of the PFIC's capital gains and ordinary income currently even if such gains or income are not distributed. For taxable years beginning after December 31, 1997, a Fund may mark to market its PFIC shares if it is eligible to do so and elects to do so. Any resulting gain will be ordinary income and any resulting loss will be ordinary loss to the extent of prior mark-to-market inclusions.


    The foregoing discussion is intended only as a brief discussion of the federal income tax consequences of an investment in shares of a Fund and the tax treatment of certain Fund transactions. Distributions may also be subject to state, local or foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes.

                            PERFORMANCE INFORMATION

    Each Fund may advertise its performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as such Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1 + T)'pp'n = ERV

  P =  A hypothetical initial payment of $1,000
  T =  Average annual total return
  n =  Number of years
ERV = Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


    The calculation (i) assumes all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the period,
(ii) includes all recurring fees that are charged to all shareholder accounts,
(iii) assumes complete redemption at the end of the 1, 5 or 10 year periods to determine the ending redeemable value, and (iv) does not take into account any Federal or state income taxes that may be payable upon redemption.



    Returns may also be calculated on certain after-tax bases (and are so presented in the Prospectus) under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual Federal income tax rate for each year included in the calculation, which is currently 38.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Such returns do not reflect the effect of state and local taxes. In addition, actual after-tax returns depend on each investor's individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


    Each Fund may also advertise aggregate total return, which represents the cumulative change in the value of a hypothetical initial investment of $1,000 in such Fund assuming a constant rate of performance over a stated period of time. Aggregate total return is computed according to the following formula:

                                     ERV-P
                                     -----
                                       P

Where: P =  A hypothetical initial payment of $1,000
     ERV = Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                            AND INDEPENDENT AUDITORS


    The Bank of New York serves as Custodian and Foreign Custody Manager for the Funds' assets. DST Systems, Inc. serves as Transfer Agent and Dividend Disbursing Agent. In those capacities, both The Bank of New York and DST Systems, Inc. maintain certain financial and accounting books and records pursuant to agreements with the Trust.


    KPMG LLP, 757 Third Avenue, New York, NY 10017 serves as the Trust's independent auditors and in that capacity audits and reports on the Trust's annual financial statements and financial highlights.

                              FINANCIAL STATEMENTS


    The Trust's financial statements and notes thereto appearing in the October 31, 2001 Annual Report to Shareholders and the report thereon of KPMG LLP, Certified Public Accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Report to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219504, Kansas City, MO 64121-9504.

                                FIRST EAGLE FUNDS
                                     PART C
                                OTHER INFORMATION
                                  March 1, 2002



ITEM 23. Exhibits


(a)(1)      -- Agreement and Declaration of Trust of the Registrant.*
(a)(2)      -- Name Change Amendment to the Agreement and Declaration of Trust of
               the Registrant.****
(b)         -- By-laws of the Registrant.*
(c)         -- Account Application Form.*
(d)         -- Investment Advisory Agreement between the Registrant and Arnhold and S. Bleichroeder Advisers, Inc. *
(e)(1)      -- Distribution and Services Agreement between the Registrant and
               Arnhold and S. Bleichroeder, Inc.***
(e)(2)      -- Selling Group Agreement.*
(f)         -- Not applicable.
(g)(1)      -- Custody Agreement between the Registrant and The Bank of New York.*
(g)(2)      -- Transfer Agency and Registrar Agreement between the Registrant and
               DST Systems, Inc. to be filed by amendment.
(g)(3)      -- Foreign Custody Manager Agreement between Registrant and Bank of
               New York.*
(g)(4)      -- Special Custody Agreement among Registrant, The Bank of New York and Arnhold and S. Bleichroeder, Inc.**
(h)         -- Not applicable.
(i)         -- Not applicable.
(j)         -- Consent of Independent Auditors is filed herewith.
(k)         -- Not applicable.
(l)         -- Subscription Agreement.**
(m)         -- Not applicable.
(n)         -- Amended and Restated Rule 18f-3 Plan is filed herewith.
(p)         -- Code of Ethics is filed herewith.
(r)         -- Power of Attorney.*



--------------------------------
          *Previously filed on or about February 27, 1998 with Post-Effective
           Amendment No. 16 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.

         **Previously filed and incorporated by reference.

        ***Previously filed on or about December 31, 1998 with Post-Effective
           Amendment No. 17 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.

       ****Previously filed on or about March 1, 1999 with Post-Effective
           Amendment No. 18 to the Registration Statement on Form N-1A and incorporated by reference.

ITEM 24.  Person Controlled or Under Common Control With Registrant

     None.

ITEM 25. Indemnification

     The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

ITEM 26. Business and Other Connections of Investment Adviser


     (a) Arnhold and S. Bleichroeder, Inc. is the Registrant's distributor (the "Distributor"). It also serves as principal underwriter for First Eagle SoGen Funds, Inc. and First Eagle SoGen Variable Funds, Inc.



     The Adviser is a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts and, through the Adviser, fund accounts. Through another wholly owned subsidiary, Arnhold and S. Bleichroeder, Inc., a registered broker-dealer, Arnhold and S. Bleichroeder Holdings, Inc. maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers are as follows:



                         Position with the       Business and Other
Name                     Adviser                 Connections
------                   -----------------       ------------------
Henry H. Arnhold         Director                Co-Chairman of the Board of
                                                 Arnhold and S. Bleichroeder
                                                 Holdings, Inc. Co-Chairman of
                                                 The Board of Arnhold and
                                                 S. Bleichroeder, Inc.; Director,
                                                 Aquila International Fund Limited;
                                                 Trustee, The New School for
                                                 Social Research; Director,
                                                 Conservation International

John P. Arnhold          Co-President and        Co-President and Director,
                         Director                Arnhold and S. Bleichroeder
                                                 Holdings, Inc.; Co-President and
                                                 Director, Arnhold and
                                                 S. Bleichroeder, Inc.; President
                                                 and Director, Arnhold and
                                                 S. Bleichroeder, UK Ltd.; Co-President
                                                 and Director, ASB Securities, Inc.;
                                                 Director, Aquila International
                                                 Fund Limited; President,
                                                 WorldVest, Inc.; Co-President
                                                 and Trustee, First Eagle Funds;
                                                 Co-President and Director,
                                                 First Eagle SoGen Funds, Inc.
                                                 and First Eagle SoGen Variable
                                                 Funds, Inc.



                         Position with the       Business and Other
Name                     Adviser                 Connections
------                   -----------------       ------------------
Stanford S. Warshawsky   Co-President and        Co-President, Secretary and
                         Director                Director, Arnhold and S.
                                                 Bleichroeder Holdings, Inc.;
                                                 Co-President, Secretary and
                                                 Director, Arnhold and S.
                                                 Bleichroeder, Inc.; Co-
                                                 President and Director, ASB
                                                 Securities, Inc.; Director,
                                                 German-American Chamber of
                                                 Commerce; Chairman and
                                                 Director, Arnhold and S.
                                                 Bleichroeder, UK Ltd.; Chairman
                                                 of the Board and Trustee, First
                                                 Eagle Funds, Chairman of the
                                                 Board and Director, First
                                                 Eagle SoGen Funds, Inc. and
                                                 First Eagle SoGen Variable
                                                 Funds, Inc.

Stephen M. Kellen        Director                Co-Chairman of the Board of Arnhold
                                                 and S. Bleichroeder Holdings, Inc.;
                                                 Co-Chairman of the Board of Arnhold
                                                 and S. Bleichroeder, Inc.; Trustee,
                                                 The Carnegie Society and WNET/Thirteen;
                                                 Trustees Council of The National
                                                 Gallery of Art; Trustee, First
                                                 Eagle Funds

Robert Miller            Vice President,         Senior Vice President, and
                         Secretary and           Director, Arnhold and S.
                         Treasurer               Bleichroeder, Inc.; Director,
                                                 Arnhold and S. Bleichroeder,
                                                 UK Ltd.

Robert Bruno             Vice President          Senior Vice President, Arnhold
                                                 and S. Bleichroeder Holdings, Inc.;
                                                 Vice President, Secretary and
                                                 Treasurer, First Eagle Funds, First
                                                 Eagle SoGen Funds, Inc. and
                                                 First Eagle SoGen Variable
                                                 Funds, Inc.

William P. Casciani      Vice President          Senior Vice President and
                                                 Compliance Officer, Arnhold and
                                                 S. Bleichroeder, Inc.

Charles de Vaulx         Vice President          Senior Vice President, Arnhold and
                                                 S. Bleichroeder Holdings, Inc.; Senior
                                                 Vice President, First Eagle SoGen Funds,
                                                 Inc. and First Eagle SoGen Variable Funds,
                                                 Inc.

Jean-Marie Eveillard     Vice President          Senior Vice President, Arnhold and
                                                 S. Bleichroeder Holding, Inc.; Co-President,
                                                 First Eagle SoGen Funds, Inc. and First
                                                 Eagle SoGen Variable Funds, Inc.

Michael G. Klemballa     Vice President          Senior Vice President and
                                                 Comptroller, Arnhold and S.
                                                 Bleichroeder, Inc.

Allan Langman            Vice President          Senior Vice President,
                                                 Treasurer and Director, Arnhold
                                                 and S. Bleichroeder, Inc.

Vincent S. Viglione      Vice President          Senior Vice President and
                                                 Assistant Treasurer, Arnhold
                                                 and S. Bleichroeder, Inc.


ITEM 27. Principal Underwriter


     (a) Arnhold and S. Bleichroeder, Inc. is the Registrant's distributor (the "Distributor"). It also serves as principal underwriter for First Eagle SoGen Funds, Inc. and First Eagle SoGen Variable Funds, Inc.


     (b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:



        Name and              Position and Offices    Position and Offices with
    Business Address*           with Underwriter              Registrant
-------------------------  -------------------------  -------------------------
Stanford S. Warshawsky...  Co-President, Director     Chairman of the Board and
                           and Secretary              Trustee

John P. Arnhold..........  Co-President and Director  Co-President and Trustee

Michael M. Kellen........  Senior Vice President and  Trustee
                           Director

Tracy L. Saltwick........  Senior Vice President      Vice President and
                                                      Compliance Officer


------------
* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

     (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant.

ITEM 28. Location of Accounts and Records


     The Registrant's accounts and records will be maintained at The Bank of New York, One Wall Street, New York, New York 10286. Records of shareholders' accounts will be maintained at DST Systems, Inc., P.O. Box 219504, Kansas City, MO 64121-9504.


ITEM 29. Management Services

     The Registrant is not a party to any management-related service contract not discussed in the Prospectus or Statement of Additional Information of this Registration Statement.

ITEM 30. Undertakings

     The Registrant hereby undertakes to provide each person to whom a copy of the Prospectus is given with a copy of the Fund's annual report, which contains the information required by items 5 and 22(a) Form N-1A, upon request by such person and free of charge.

     The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and that it will assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 25th day of February, 2002.


                                       FIRST EAGLE FUNDS

                                       By: /s/ John P. Arnhold
                                          ____________________________*
                                             John P. Arnhold,
                                             Co-President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    SIGNATURE                                 CAPACITY                          DATE

   /s/ John P. Arnhold
   _________________________*
    (John P. Arnhold)                         Trustee                           February 25, 2002


   /s/ Candace K. Beinecke
    ________________________*
    (Candace K. Beinecke)                     Trustee                           February 25, 2002


   /s/ Edwin J. Ehrlich
    ________________________*
    (Edwin J. Ehrlich)                        Trustee                           February 25, 2002


   /s/ K. Georg Gabriel
    ________________________*
    (K. Georg Gabriel)                        Trustee                           February 25, 2002


   /s/ Robert J. Gellert
    ________________________*
    (Robert J. Gellert)                       Trustee                           February 25, 2002


   /s/ James E. Jordan
    ________________________*
    (James E. Jordan)                         Trustee                           February 25, 2002


   /s/ Michael M. Kellen
    ________________________*
    (Michael M. Kellen)                       Trustee                           February 25, 2002


   /s/ William Kelly
    ________________________*
    (William M. Kelly)                        Trustee                           February 25, 2002



   /s/ Stanford Warshawsky
    ________________________*
    (Stanford Warshawsky)                     Trustee                           February 25, 2002


   /s/ Robert Bruno
    ------------------------
    (Robert Bruno)                            Vice President, Secretary,        February 25, 2002
                                              Treasurer (Principal Financial
                                              and Accounting Officer)

   */s/Robert Bruno
    ------------------------
    Robert Bruno
    Power-of-Attorney


                                  EXHIBIT INDEX



EXHIBIT        DESCRIPTION                                       PAGE
-------        -----------                                       ----
(j)         -- Consent of Independent Auditors.

(n)         -- Amended and Restated Rule 18f-3 Plan.

(p)         -- Code of Ethics.




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'
 Characters normally expressed as superscript shall be preceded by...... 'pp'
 The division sign shall be expressed as................................ [div]